                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


FIXED INCOME


Semiannual Report 2003
--------------------------------------------------------------------------------
                  DELAWARE TAX-FREE ARIZONA FUND
                  DELAWARE TAX-FREE ARIZONA INSURED FUND
                  DELAWARE TAX-FREE CALIFORNIA FUND
                  DELAWARE TAX-FREE CALIFORNIA INSURED FUND
                  DELAWARE TAX-FREE COLORADO FUND

[Graphic Omitted] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS


Letter to Shareholders                                             1

Portfolio Management Review                                        3

New at Delaware                                                    6

Performance Summaries:

   Delaware Tax-Free
     Arizona Fund                                                  7

   Delaware Tax-Free
     Arizona Insured Fund                                          8

   Delaware Tax-Free
     California Fund                                               9

   Delaware Tax-Free
     California Insured Fund                                      10

   Delaware Tax-Free
     Colorado Fund                                                11

Financial Statements:

   Statements of Net Assets                                       12

   Statements of Operations                                       27

   Statements of Changes
     in Net Assets                                                28

   Financial Highlights                                           31

   Notes to Financial
     Statements                                                   46

    Funds are not FDIC insured and are not guaranteed.
    It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Delaware Investments
   POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                                           March 10, 2003
   TO SHAREHOLDERS

Recap of Events
It was a dreary six months ended February 28, 2003, with the U.S. economy mired in a period of slow growth and mixed economic indicators.

Stocks gained ground one day only to lose it shortly thereafter, partly as a result of lower investor confidence in the quality and transparency of corporate earnings in the wake of Enron and other bookkeeping scandals. Earnings disappointments and downward revisions, middling economic indicator numbers, and worries over terrorism and the possibility of war in the Middle East also pushed equities lower.

Though the most recent recession ended in late 2001, real, or inflation-adjusted, growth in gross domestic product (GDP) for 2002 averaged +2.9% (Source: Bloomberg) -- about half the growth rate the economy usually exhibits during periods of recovery.

Businesses have been reluctant to commit their capital during this period of uncertainty and volatility. Not even historically low interest rates spurred corporate investment. The Federal Reserve lowered rates 11 times in 2001 and once in 2002, leaving the benchmark fed funds rate at 1.25% -- the lowest it's been in more than 40 years. In fact, subtracting the inflation rate shows that the fed funds rate was functionally negative during this six-month period.

Corporate bonds as a group experienced more credit downgrades than upgrades for the seventh straight year. For the fourth consecutive year, however, municipal bonds saw many more upgrades than downgrades (Source: Moody's Investors Service). As a result, we believe investors interested in relative safety increasingly turned to municipal bonds.

The yield curve -- a measure of the return of short-term versus long-term debt -- was particularly steep during the review period. According to the Municipal Market Data High Grade (AAA) Yield Curve, the spread between one-year AAA-rated municipal bonds and 30-year AAA-rated municipal bonds began the period at 3.42% and ended February 2003 at 3.65%. The peak in January was at 3.75%.


Total Return
For the period ended February 28, 2003                              Six Months
Delaware Tax-Free Arizona Fund - Class A Shares                       +0.27%
Delaware Tax-Free Arizona Insured Fund - Class A Shares               +2.95%
Lipper Arizona Municipal Debt Funds Average (36 funds)                +2.29%
Delaware Tax-Free California Fund - Class A Shares                    +2.66%
Lipper California Municipal Debt Funds Average (124 funds)            +2.31%
Delaware Tax-Free California Insured Fund - Class A Shares            +2.68%
Lipper California Insured Municipal Debt Funds Average (22 funds)     +2.77%
Delaware Tax-Free Colorado Fund - Class A Shares                      +2.54%
Lipper Colorado Municipal Debt Funds Average (27 funds)               +2.79%
-------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                  +3.36%
-------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on pages 7 through 11. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. The Lipper categories represent the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Market Outlook
During the remainder of 2003 we will look for increasing but modest economic growth. We believe businesses will likely invest more capital following a resolution with Iraq. Gold prices and commodity indicators point to the possibility of upward inflationary pressures. In our opinion, bond yields will be moderately higher by the end of the year.

Though we believe that much of the refinancing activity has ended, we expect strong inflows for municipal bond funds during 2003. Fiscal stress will likely mean that bonds will be issued to pay for projects that would otherwise have been funded by other revenue. Of course, some municipal projects will be put off until better economic times.

We think that the Fed will likely follow the bond market's lead in setting interest rates and that municipal bond rates will rise in the next two quarters, with an initial rise at the long end of the yield curve. However, we believe that this cycle will see short-term rates ultimately rise more than long-term rates, in response to the Fed's move toward neutrality or higher rates.

We believe that municipal bond funds continue to be important investment vehicles that can provide diversification and tax-advantaged investing. Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Jude T. Driscoll

Jude T. Driscoll
President and Chief Executive Officer,
Delaware Management Holdings, Inc.


/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                                        March 10, 2003
   MANAGEMENT REVIEW

Fund Manager

Andrew M. McCullagh
Senior Portfolio Manager

The Funds' Results
Despite the worsening fiscal health of most states and municipalities, municipal bonds performed relatively well during the six-month period ended February 28, 2003.

Typically, municipal bond investors enjoy lower yields than comparable
U.S. Treasury bonds because municipal bond income is exempt from federal income taxes. However, during the six-month period, municipal bonds provided tax-free income that in many cases matched the taxable income offered by U.S. Treasury bonds. This occurred for several reasons. First, U.S. Treasury yields dipped to historic lows due to the sluggish national economy and low-inflation environment. Secondly, municipal bond yields have been strengthened by a plentiful supply of issues throughout the nation, particularly in California, which is facing a large budget deficit. Issuers are taking advantage of low interest rates and a continuing demand for municipal bonds, fueled by investor flight-to-quality in an uncertain economic climate.

Continuing weakness in the technology and telecommunications sectors had a negative impact on state budgets, particularly in Arizona, California, and Colorado, where these sectors dominate the economy. To counter the weak business climates in these states, our strategy was to continue upgrading credit quality in each portfolio. High quality bonds are more likely to maintain their credit rating - and their value in the marketplace - than low quality bonds.

There are a number of other ways that we influenced the Funds' performance during the period. We believe that it is important to continually improve the "call protection" in the portfolios. Many municipal securities can be called or retired by the issuer prior to maturity. Issuers call bonds when current interest rates are lower than the interest rates they are paying on outstanding bonds. Because interest rates are historically low, it is likely that an issuer will call a bond as soon as possible in the current environment. To improve the Funds' call protection, our strategy was to sell bonds prior to their call dates and reinvest the proceeds in bonds with more distant call dates, or in bonds that are not callable at all.

Also important was our duration strategy. Duration is a common measure of a bond or bond fund's sensitivity to interest rates changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates. As interest rates leveled off, we shortened duration, since we believe interest rates will rise rather than fall in 2003.

Delaware Tax-Free Arizona Fund
For the six months ended February 28, 2003, the Fund's return of +0.27% (Class A shares at net asset value with distributions reinvested) trailed the +2.29% return of the Lipper Arizona Municipal Debt Funds Average.

The Fund's results were hampered by Maricopa County Industrial Development Authority Multifamily Housing Revenue (Bay Club at Mesa Cove Project) bonds, which encountered financial difficulties during the period. The bond was downgraded from BBB (Source: Standard & Poor's) to below investment grade because of higher than expected rental vacancies. Aside from this one issue, however, we believe the Fund's average credit quality is strong at AA.

As of February 28, 2003, 20.83% of the Fund's net assets were in the multifamily housing area. Most of these bonds are backed by federal agencies such as the Government National Mortgage Association (GNMA), which carry AAA ratings. In addition, 16.78% of the Fund's net assets were in higher education, while 10.61% of the Fund's net assets were in bonds funding K-12 education via charter schools. Given the huge population inflows, Arizona has a continuing need for more schools.

Delaware Tax-Free Arizona Insured Fund
For the six months ended February 28, 2003, the Fund's return of +2.95% (Class A shares at net asset value with distributions reinvested) compared favorably to the +2.29% return of the Lipper Arizona Municipal Debt Funds Average.

At the close of the period, 18.02% of the Fund's net assets were invested in multifamily housing projects, 11.06% in hospital, 9.22% in higher education and 9.49% in airport bonds. In addition to its dependence on the technology and telecommunications sectors, Arizona is highly dependent upon the travel and tourism sector. This area of the economy has struggled since September 11.

It may seem surprising to investors that, given the difficulties experienced in the airline industry, an airport bond is included in our high quality portfolio. While revenue-producing areas of airports are generally hurt when a major airline carrier like United Airlines files for bankruptcy, other profitable airlines have come in to pick up some of the slack, offsetting declines in airport revenues. Meanwhile, Arizona continues to experience a large population influx and has infrastructure needs that will continue to require financing.


Delaware Tax-Free California Fund
For the six months ended February 28, 2003, the Fund's return of +2.66% (Class A shares at net asset value with distributions reinvested) compared favorably to the +2.31% return of the Lipper California Municipal Debt Funds Average.

We believe that a major reason for the Fund's relatively strong performance was our decision to increase the number of holdings and broaden the portfolio's diversification while avoiding technology and telecommunications. The portfolio's holdings included multifamily housing and continuing care/retirement bonds composing 20.96% and 5.72% of net assets, respectively.

Moody's and Standard and Poor's have both recently lowered the ratings on California's general obligation debt. This was due to the magnitude of the imbalance between the state's revenues and expenditures and serves as an expectation that the state may not be able to sufficiently address that imbalance in the upcoming fiscal year. However, we believe that the worst is over in California, and that the state will emerge from its energy woes and economic malaise.

Delaware Tax-Free California Insured Fund
For the six months ended February 28, 2003, the Fund's return of +2.68% (Class A shares at net asset value with distributions reinvested) slightly lagged behind the +2.77% return of the Lipper California Insured Municipal Debt Funds Average for the same period.

We believe the Fund's return is slightly below average because it is compared to portfolios with older bonds which were issued when interest rates were significantly higher. In addition, the Fund's strategy of owning bonds with good call protection tends to reduce yield slightly.

The state's massive budget deficits have led to a very strong supply of bonds, which has put downward pressure on bond prices. In addition, the state's deficits are putting fiscal pressure on counties and municipalities, causing credit concerns. The weakness in the high technology sector continues to have a negative effect on the San Francisco Bay Area economy. Still, southern California remains strong, with booming home construction and population growth.

Delaware Tax-Free Colorado Fund
For the six months ended February 28, 2003, the Fund's return of +2.54% (Class A shares at net asset value with distributions reinvested) trailed the +2.79% return of the Lipper Colorado Municipal Debt Funds Average.

We continue to upgrade the quality of the portfolio, with 15.15% of net assets invested in hospital and continuing care/retirement revenue bonds, 12.95% invested in multifamily housing, and 10.63% in higher education bonds. Notably, the Fund's investment in bonds issued by Denver International Airport, which are rated AAA insured, were not adversely impacted by the United Airlines bankruptcy, primarily because other airlines have picked up the travel slack.

In early March, we received some good news regarding the previous default of Colorado's Ocean Journey, an aquarium in Denver that saw attendance dwindle due to high ticket prices. Prior to this reporting period, the bonds were written down to about 19 cents on the dollar. However, the project was sold for an amount that reflected 37 cents on the dollar - meaning that the Fund will recoup some of its losses from these bonds.

Outlook
President Bush's proposal to reduce the dividend tax was viewed by many as harmful to the municipal bond industry. After all, municipal bonds are currently exempt from federal income tax - and in some cases from state income tax. Meanwhile, dividends from stocks are currently taxable at the federal and state level. The proposal would eliminate the tax for individuals on dividends from companies that pay tax on profits at the corporate level.

We believe that the impact will be less than expected, since the typical investor in municipal bonds is typically willing to take less risk than one who invests in stocks. At the same time, the passage of such a tax change is by no means assured and the proposal's status bears watching as the year progresses.

A much greater concern is the international conflict that the nation faces. Until it is resolved, consumer confidence and other measures of economic health are likely to remain weak. Eventually, we believe that the business environment will strengthen and that interest rates will begin to rise. Meanwhile, our strategy for these Funds is to keep durations short, diversification broad, and credit quality high.

Tax-Equivalent Yields
30-Year Municipal Bonds
As of February 28, 2003


AAA Tax-Equivalent Yield      5.44%     6.33%     6.60%     7.11%     7.52%
AA Tax Equivalent Yield       5.59%     6.51%     6.79%     7.31%     7.74%
--------------------------------------------------------------------------------
                               15%       27%       30%       35%      38.6%

                                            Income Tax Bracket


As of February 28, 2003, the yield on 30-year AAA-rated municipal bonds nationally was 4.62% and the yield on 30-year AA-rated municipal bonds nationally was 4.75% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket. Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

New
   AT DELAWARE

--------------------------------------------------------------------------------

Simplify your life.                          [Graphic Omitted: e:delivery Logo]
       MANAGE YOUR INVESTMENTS
                       ONLINE!


Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available. You also get:

o  Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday to assist with any questions.

--------------------------------------------------------------------------------

Delaware
   TAX-FREE ARIZONA FUND

Fund Basics
As of February 28, 2003

--------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from the Arizona state personal income tax as is
consistent with preservation of capital.
--------------------------------------------------
Total Fund Net Assets:
$39.33 million Number of
--------------------------------------------------
Holdings:
38
--------------------------------------------------
Fund Start Date:
March 2, 1995
--------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh is a graduate of
Washington College and has a Graduate
Certificate in public finance from the University
of Michigan. Prior to joining Delaware
Investments, he served as a Senior Vice
President and Senior Portfolio Manager of
Voyageur Asset Management. Mr. McCullagh
currently has over 28 years' experience in
municipal bond trading, underwriting and
portfolio management.
--------------------------------------------------
Nasdaq Symbols:
Class A  DVAAX
Class B  DVATX
Class C  DVAZX

Fund Performance
Average Annual Total Returns
Through February 28, 2003                     Lifetime   Five Years   One Year
-------------------------------------------------------------------------------
Class A (Est. 3/2/95)
Excluding Sales Charge                         +6.31%      +4.06%       +3.67%
Including Sales Charge                         +5.70%      +3.11%       -1.04%
-------------------------------------------------------------------------------
Class B (Est. 6/29/95)
Excluding Sales Charge                         +5.17%      +3.29%       +2.80%
Including Sales Charge                         +5.17%      +3.05%       -1.14%
-------------------------------------------------------------------------------
Class C (Est. 5/13/95)
Excluding Sales Charge                         +5.27%      +3.28%       +2.88%
Including Sales Charge                         +5.27%      +3.28%       +1.89%
-------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Arizona Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
   TAX-FREE ARIZONA INSURED FUND

Fund Basics
As of February 28, 2003

--------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from the Arizona state personal income tax as is
consistent with preservation of capital.
--------------------------------------------------
Total Fund Net Assets:
$160.07 million Number of
--------------------------------------------------
Holdings:
66
--------------------------------------------------
Fund Start Date:
April 1, 1991
--------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh
--------------------------------------------------
Nasdaq Symbols:
Class A  VAZIX
Class B  DVABX
Class C  DVACX
--------------------------------------------------

Fund Performance
Average Annual Total Returns
Through February 28, 2003         Lifetime    10 Years    Five Years   One Year
-------------------------------------------------------------------------------
Class A (Est. 4/1/91)
Excluding Sales Charge             +6.85%      +5.74%       +5.08%      +6.88%
Including Sales Charge             +6.44%      +5.25%       +4.12%      +2.03%
-------------------------------------------------------------------------------
Class B (Est. 3/10/95)
Excluding Sales Charge             +5.53%                   +4.33%       +6.08%
Including Sales Charge             +5.53%                   +4.07%       +2.08%
-------------------------------------------------------------------------------
Class C (Est. 5/26/94)
Excluding Sales Charge             +5.47%                   +4.32%       +6.06%
Including Sales Charge             +5.47%                   +4.32%       +5.06%
-------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Arizona Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
   TAX-FREE CALIFORNIA FUND

Fund Basics
As of February 28, 2003

---------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from the California state personal income tax as is
consistent with preservation of capital.
---------------------------------------------------
Total Fund Net Assets:
$47.94 million
---------------------------------------------------
Number of Holdings:
41
---------------------------------------------------
Fund Start Date:
March 2, 1995
---------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh
---------------------------------------------------
Nasdaq Symbols:
Class A  DVTAX
Class B  DVTFX
Class C  DVFTX

Fund Performance
Average Annual Total Returns
Through February 28, 2003               Lifetime   Five Years    One Year
--------------------------------------------------------------------------
Class A (Est. 3/2/95)
Excluding Sales Charge                   +6.93%      +5.19%       +6.89%
Including Sales Charge                   +6.31%      +4.23%       +2.09%
--------------------------------------------------------------------------
Class B (Est. 8/23/95)
Excluding Sales Charge                   +6.41%      +4.41%       +6.16%
Including Sales Charge                   +6.41%      +4.16%       +2.16%
--------------------------------------------------------------------------
Class C (Est. 4/9/96)
Excluding Sales Charge                   +6.14%      +4.44%       +6.08%
Including Sales Charge                   +6.14%      +4.44%       +5.08%
--------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free California Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
   TAX-FREE CALIFORNIA INSURED FUND

Fund Basics
As of February 28, 2003

---------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from the California state personal income tax as is
consistent with preservation of capital.
---------------------------------------------------
Total Fund Net Assets:
$40.11 million
---------------------------------------------------
Number of Holdings:
33
---------------------------------------------------
Fund Start Date:
October 15, 1992
---------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh
---------------------------------------------------
Nasdaq Symbols:
Class A  VCINX
Class B  DVNBX
Class C  DVNCX

Fund Performance
Average Annual Total Returns
Through February 28, 2003        Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 10/15/92)
Excluding Sales Charge            +6.23%      +5.48%       +4.90%      +6.20%
Including Sales Charge            +5.76%      +4.99%       +3.94%      +1.41%
--------------------------------------------------------------------------------
Class B (Est. 3/2/94)
Excluding Sales Charge            +4.83%                   +4.14%      +5.51%
Including Sales Charge            +4.83%                   +3.88%      +1.51%
--------------------------------------------------------------------------------
Class C (Est. 4/12/95)
Excluding Sales Charge            +5.21%                   +4.15%      +5.42%
Including Sales Charge            +5.21%                   +4.15%      +4.42%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free California Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
   TAX-FREE COLORADO FUND

Fund Basics
As of February 28, 2003

--------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from the Colorado state personal income tax as is
consistent with preservation of capital.
--------------------------------------------------
Total Fund Net Assets:
$334.21 million
--------------------------------------------------
Number of Holdings:
99
--------------------------------------------------
Fund Start Date:
April 23, 1987
--------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh
--------------------------------------------------
Nasdaq Symbols:
Class A  VCTFX
Class B  DVBTX
Class C  DVCTX

Fund Performance
Average Annual Total Returns
Through February 28, 2003          Lifetime    10 Years   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 4/23/87)
Excluding Sales Charge              +7.18%      +5.72%       +4.42%      +5.58%
Including Sales Charge              +6.87%      +5.23%       +3.46%      +0.82%
--------------------------------------------------------------------------------
Class B (Est. 3/22/95)
Excluding Sales Charge              +5.40%                   +3.63%      +4.69%
Including Sales Charge              +5.40%                   +3.38%      +0.69%
--------------------------------------------------------------------------------
Class C (Est. 5/6/94)
Excluding Sales Charge              +5.39%                   +3.63%      +4.69%
Including Sales Charge              +5.39%                   +3.63%      +3.69%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Colorado Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Statements                                       Delaware Tax-Free Arizona Fund
   OF NET ASSETS                                 February 28, 2003 (Unaudited)


                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 97.23%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 9.12%
   Phoenix Civic Improvement
      Corporation Series B
      5.25% 7/1/27 (FGIC)                             $2,500,000     $2,561,025
      5.25% 7/1/32 (FGIC)                              1,000,000      1,027,050
                                                                     ----------
                                                                      3,588,075
                                                                     ----------
Charter School Revenue Bonds - 10.61%
   Maricopa County Industrial Development
      Authority School District Revenue
      6.75% 7/1/29                                     1,000,000        988,360
   Pima County Industrial Development
      Authority (Arizona Charter
      Schools Project II)
      Series A 6.75% 7/1/31                            1,315,000      1,299,299
   Pima County Industrial Development
      Authority (Life School College Project)
      Series A 7.875% 7/1/21                           2,000,000      1,885,420
                                                                     ----------
                                                                      4,173,079
                                                                     ----------
City General Obligation Bonds - 5.06%
   Phoenix Variable Purpose Series B
      5.00% 7/1/27                                     1,935,000      1,988,677
                                                                     ----------
                                                                      1,988,677
                                                                     ----------
Higher Education Revenue Bonds - 16.78%
   Glendale Industrial Development
      Authority 5.875% 5/15/31                         1,000,000      1,044,730
   Northern Arizona University Systems
      Revenue 5.00% 6/1/34 (FGIC)                      1,250,000      1,270,100
   Southern Arizona Capital Facilities
      Finance (University of Arizona Project)
      5.10% 9/1/33 (MBIA)                                850,000        870,910
   Tucson Industrial Development Authority
      (University of Arizona-
      Marshall Foundation)
      Series A 5.00% 7/15/27 (AMBAC)                   1,000,000      1,021,500
   University of Arizona Certificates
      of Participation
      (University of Arizona Projects)
      Series B 5.125% 6/1/22 (AMBAC)                   1,500,000      1,568,745
   West Campus Housing Revenue
      (Arizona State University Project)
      6.375% 7/1/22 (ACA)                                750,000        824,400
                                                                     ----------
                                                                      6,600,385
                                                                     ----------
Hospital Revenue Bonds - 7.00%
   Mohave County Industrial Development
      Authority (Chris/Silver Ridge)
      6.375% 11/1/31 (GNMA)                              550,000        585,503
   Scottsdale Industrial Development
      Authority Hospital Revenue
      (Scottsdale Healthcare)
      5.70% 12/1/21                                      500,000        518,860

                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
   Winslow Industrial Development
      Authority Hospital Revenue
      (Winslow Memorial Hospital Project)
      5.50% 6/1/22                                    $1,000,000     $  685,780
   Yuma Industrial Development
      Authority Hospital Revenue
      (Yuma Regional Medical Center)
      5.00% 8/1/31 (FSA)                                 950,000        963,870
                                                                     ----------
                                                                      2,754,013
                                                                     ----------
Investor Owned Utilities Revenue Bonds - 2.59%
   Maricopa County Pollution Control
      Corporation Pollution Control Revenue
      (El Paso Electric Company Project)
      Series A 6.375% 8/1/15                           1,000,000      1,018,860
                                                                     ----------
                                                                      1,018,860
                                                                     ----------
Miscellaneous Revenue Bonds - 2.59%
   Arizona Tourism & Sports Authority
      Tax Revenue Multipurpose
      Stadium Facilities Series A
      5.00% 7/1/31 (MBIA)                              1,000,000      1,019,770
                                                                     ----------
                                                                      1,019,770
                                                                     ----------
Multifamily Housing Revenue Bonds - 20.83%
  *Maricopa County Industrial
      Development Authority Multifamily
      Housing Revenue
      (Bay Club at Mesa Cove Project)
      Series B 8.25% 9/1/35                            1,875,000        750,000
   Maricopa County Industrial Development
      Authority Multifamily Housing Revenue
      (Metro Gardens-Mesa Ridge Project)
      5.15% 7/1/29 (MBIA)                              1,000,000      1,032,300
   Maricopa County Industrial Development
      Authority Multifamily Housing
      Revenue (Sly-Mar Apartments)
      6.10% 4/20/36 (GNMA)                             1,465,000      1,581,100
   Maricopa County Industrial Development
      Authority Multifamily Housing Revenue
      (Villas at Augusta Project)
      6.50% 10/20/33 (GNMA)                              850,000        946,161
   Peoria Casa Del Rio Multifamily Housing
      7.30% 2/20/28 (GNMA)                               500,000        532,330
   Phoenix Industrial Development
      Authority Multifamily Housing
      Revenue (Camelback
      Crossing) 6.35% 9/20/35 (GNMA)                     500,000        556,715
   Phoenix Industrial Development
      Authority Multifamily Housing Revenue
      (Coll-Bay Club Apartments Project)
      5.95% 11/20/36 (GNMA)                            1,000,000      1,115,800

Statements                                       Delaware Tax-Free Arizona Fund
   OF NET ASSETS (CONTINUED)


                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multifamily Housing Revenue Bonds (continued)
   Phoenix Industrial Development
      Authority Multifamily Housing Revenue
      (Summit Apartments Project)
      6.55% 7/20/37 (GNMA)                            $1,000,000     $1,156,620
   Pima County Industrial Development
      Authority Multifamily Housing Revenue
      (Sunbriar Apartments Project)
      7.25% 7/1/25 (MBIA/FHA)                            500,000        523,100
                                                                     ----------
                                                                      8,194,126
                                                                     ----------
Municipal Lease Revenue Bonds - 6.48%
   Maricopa County Industrial Development
      Authority Correctional Facilities
      (Phoenix West Prison)
      5.375% 7/12/22 (ACA)                               750,000        767,640
   Prescott Valley Municipal Property
      Corporate Facilities Revenue
      5.00% 1/1/27 (FGIC)                              1,200,000      1,234,224
   Sedona Partner Certificates of
      Participation Series 1999
      5.75% 7/1/16                                       500,000        546,710
                                                                     ----------
                                                                      2,548,574
                                                                     ----------
Political Subdivision General Obligation Bonds - 3.60%
   DC Ranch Community Facilities
      5.00% 7/15/27 (AMBAC)                              250,000        256,383
   Eagle Mountain Community Facility
      District 6.50% 7/1/21                            1,010,000      1,159,591
                                                                      ---------
                                                                      1,415,974
                                                                      ---------
Public Power Revenue Bonds - 2.59%
   Salt River Project Arizona Agricultural
      Improvement & Power District Electric
      System Revenue (Salt River Project)
      Series A 5.00% 1/1/31                            1,000,000      1,019,800
                                                                      ---------
                                                                      1,019,800
                                                                      ---------
Public Utility District Revenue Bonds - 2.60%
   Maricopa County Pollution Control
      (Palo Verde Project)
      Series A 5.05% 5/1/29 (AMBAC)                    1,000,000      1,021,820
                                                                      ---------
                                                                      1,021,820
                                                                      ---------

                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Single Family Housing Revenue Bonds - 0.91%
   Pima County Industrial Development
      Authority Single Family Mortgage
      Revenue 6.125% 11/1/33
      (GNMA/FNMA/FHLMC/AMT)                           $  335,000    $   358,557
                                                                    -----------
                                                                        358,557
                                                                    -----------
Territorial General Obligation Bonds - 3.85%
   Puerto Rico Commonwealth Public
      Improvement Series A 5.00% 7/1/27                  500,000        503,865
   Puerto Rico Commonwealth Refunding
      Public Improvement Series A
      5.125% 7/1/31                                    1,000,000      1,010,340
                                                                    -----------
                                                                      1,514,205
                                                                    -----------
Transportation Revenue Bonds - 2.62%
   Puerto Rico Commonwealth Highway &
      Transportation Authority
      Transportation Revenue Series D
      5.00% 7/1/32 (FSA)                               1,000,000      1,030,040
                                                                    -----------
                                                                      1,030,040
                                                                    -----------
Total Municipal Bonds (cost $38,414,082)                             38,245,955
                                                                    -----------
                                                          Number
                                                        of Shares
--------------------------------------------------------------------------------
Short-Term Investments - 1.27%
--------------------------------------------------------------------------------
   Federated Arizona Municipal Trust                     500,661        500,661
                                                                    -----------
Total Short-Term Investments
   (cost $500,661)                                                      500,661
                                                                    -----------

Total Market Value of Securities - 98.50%
   (cost $38,914,743)                                                38,746,616
Receivables and Other Assets Net of Liabilities - 1.50%                 588,343
                                                                    -----------
Net Assets Applicable to 3,797,078
   Shares Outstanding - 100.00%                                     $39,334,959
                                                                    ===========

Net Asset Value - Delaware Tax-Free Arizona Fund
   Class A ($24,364,783 / 2,352,435 Shares)                              $10.36
                                                                         ------
Net Asset Value - Delaware Tax-Free Arizona Fund
   Class B ($10,262,456 / 991,209 Shares)                                $10.35
                                                                         ------
Net Asset Value - Delaware Tax-Free Arizona Fund
   Class C ($4,707,720 / 453,434 Shares)                                 $10.38
                                                                         ------

Statements                                       Delaware Tax-Free Arizona Fund
   OF NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at February 28, 2003:
Shares of beneficial interest
   (unlimited authorization - no par)                               $40,843,552
Distributions in excess of net investment income                         (1,681)
Accumulated net realized loss on investments                         (1,338,785)
Net unrealized depreciation of investments                             (168,127)
                                                                    -----------
Total net assets                                                    $39,334,959
                                                                    ===========

*Non-income producing security. Security is currently in default.

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FHLMC - Insured by the Federal Home Loan Mortgage Corporation
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Arizona Fund
Net asset value Class A (A)                                              $10.36
Sales charge (4.50% of offering price, or 4.73%
   of amount invested per share) (B)                                       0.49
                                                                         ------
Offering price                                                           $10.85
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                               Delaware Tax-Free Arizona Insured Fund
   OF NET ASSETS (CONTINUED)             February 28, 2003 (Unaudited)


                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.69%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 9.49%
   Phoenix Civic Improvement Corporation
      Series B
      5.25% 7/1/27 (FGIC)                            $   500,000    $   512,205
      5.25% 7/1/32 (FGIC)                              9,300,000      9,551,564
   Tucson Airport Authority
      5.35% 6/1/31 (AMBAC)                             5,000,000      5,125,650
                                                                    -----------
                                                                     15,189,419
                                                                    -----------
Charter School Revenue Bonds - 4.67%
   Pima County Industrial Development
      Authority
      (Arizona Charter Schools Project II)
      Series A 6.75% 7/1/31                            1,000,000        988,060
   Pima County Industrial Development
      Authority
      (Arizona Charter Schools Project)
      Series C 6.75% 7/1/31                            6,570,000      6,491,554
                                                                    -----------
                                                                      7,479,614
                                                                    -----------
City General Obligation Bonds - 0.64%
   Phoenix Variable Purpose Series B
      5.00% 7/1/27                                     1,000,000      1,027,740
                                                                    -----------
                                                                      1,027,740
                                                                    -----------
Continuing Care / Retirement Revenue Bonds - 2.52%
   Maricopa County Industrial Development
      Authority Health Facilities Revenue
      (Pennington Gardens)
      Series A 6.30% 9/20/38 (GNMA/FHA)                3,715,000      4,029,958
                                                                    -----------
                                                                      4,029,958
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 4.16%
   Oro Valley Common Trust Funds
      Partnership 5.75% 7/1/17 (MBIA)                  1,000,000      1,111,540
   Surprise Municipal Property Excise
      Tax Revenue 5.70% 7/1/20 (FGIC)                  5,000,000      5,547,650
                                                                    -----------
                                                                      6,659,190
                                                                    -----------
Escrowed to Maturity Bonds - 0.22%
   Phoenix Street & Highway Revenue
      6.50% 7/1/09 (AMBAC)                               350,000        359,209
                                                                    -----------
                                                                        359,209
                                                                    -----------
Higher Education Revenue Bonds - 9.22%
   Arizona State Board of Regents
      Certificates of Participation
      5.125% 6/1/25 (AMBAC)                            1,250,000      1,299,538
   Glendale Industrial Development
      Authority Educational Facilities
      (American Graduate
      School International)
      5.625% 7/1/20 (Connie Lee)                       1,000,000      1,056,000
      5.875% 7/1/15 (Connie Lee)                       3,000,000      3,335,010
   Mohave County Community College
      6.00% 3/1/20 (MBIA)                              1,000,000      1,154,990

                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Higher Education Revenue Bonds (continued)
   Southern Arizona Capital
      Facilities Finance
      (University of Arizona Project)
      5.10% 9/1/33 (MBIA)                            $ 2,400,000    $ 2,459,040
   University of Arizona
      Certificates of Participation
      4.75% 6/1/23 (AMBAC)                             1,000,000      1,010,760
      5.125% 6/1/21 (AMBAC)                            1,000,000      1,052,010
      5.75% 6/1/19 (AMBAC)                             1,000,000      1,125,120
   West Campus Housing
      (Arizona State University Project)
      5.50% 7/1/34 (ACA)                               2,250,000      2,260,575
                                                                    -----------
                                                                     14,753,043
                                                                    -----------
Hospital Revenue Bonds - 11.06%
   Mesa Individual Development Authority
      (Discovery Health Systems)
      5.625% 1/1/29 (MBIA)                            10,000,000     10,695,699
   Phoenix Industrial Development
      Authority Hospital Revenue
      (John C. Lincoln Health)
      Series B 5.75% 12/1/16 (Connie Lee)              4,110,000      4,510,150
   Pima County Tucson Medical Center
      6.375% 4/1/12 (MBIA)                             1,000,000      1,025,290
   University of Arizona Medical Center
      6.25% 7/1/10 (MBIA)                              1,445,000      1,479,998
                                                                    -----------
                                                                     17,711,137
                                                                    -----------
Investor Owned Utilities Revenue Bonds - 1.30%
   Puerto Rico Industrial Tourist Facilities
      Financing Authority 6.625% 6/1/26                2,000,000      2,074,300
                                                                    -----------
                                                                      2,074,300
                                                                    -----------
Miscellaneous Revenue Bonds - 2.08%
   Arizona Tourism & Sports Authority
      Tax Revenue Multipurpose
      Stadium Facilities Series A
      5.00% 7/1/28 (MBIA)                              3,250,000      3,321,728
                                                                    -----------
                                                                      3,321,728
                                                                    -----------
Multifamily Housing Revenue Bonds - 18.02%
   Arizona Industrial Development Authority
      Multifamily Housing Revenue
      5.90% 11/20/31 (GNMA)                            1,500,000      1,674,405
   Chandler Industrial Development
      Authority Multifamily Housing
      5.90% 7/20/15 (GNMA/FHA)                         1,060,000      1,098,997
   Maricopa County Industrial Development
      Authority Multifamily Housing
      Revenue (Sly-Mar Apartments)
      6.10% 4/20/36 (GNMA)                             1,000,000      1,079,250
   Maricopa County Industrial Development
      Authority Multifamily Housing
      Revenue (Villas at Augusta Project)
      6.50% 10/20/33 (GNMA)                            1,650,000      1,836,665

Statements                               Delaware Tax-Free Arizona Insured Fund
   OF NET ASSETS (CONTINUED)


                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multifamily Housing Revenue Bonds (continued)
   Maricopa County Industrial Development
      Authority Multifamily Housing Revenue
      (Villas De Merced Apartments Project)
      5.50% 12/20/37 (GNMA)                          $ 1,145,000    $ 1,170,259
   Maricopa County Industrial Development
      Authority Multifamily Housing Revenue
      (Wispering Palms Apartments)
      Series A 5.90% 7/1/29 (MBIA)                     1,205,000      1,244,367
   Phoenix Industrial Development Authority
      Multifamily Housing Revenue
      (Camelback Crossing)
      6.35% 9/20/35 (GNMA)                             1,500,000      1,670,145
   Phoenix Industrial Development Authority
      Multifamily Housing Revenue
      (Capital Mews Apartments)
      5.70% 12/20/40 (GNMA)                            4,000,000      4,190,039
   Phoenix Industrial Development Authority
      Multifamily Housing Revenue
      (Hayden House)
      7.50% 10/20/35 (GNMA)                            1,359,000      1,586,565
   Phoenix Industrial Development Authority
      Multifamily Housing Revenue
      (Ventana Palms Apartments)
      6.15% 10/1/29 (MBIA)                               510,000        555,130
      6.20% 10/1/34 (MBIA)                               940,000      1,018,913
   Pima County Industrial Development
      Authority Multifamily Housing Revenue
      (Columbus Village) Series A
      6.00% 10/20/31 (GNMA)                            1,160,000      1,307,088
      6.05% 10/20/41 (GNMA)                            1,530,000      1,720,669
   Pima County Industrial Development
      Authority Multifamily Housing Revenue
      (Nova & Villa Projects)
      7.00% 12/30/31 (GNMA/FHA)                        1,290,000      1,471,297
   Pima County Industrial Development
      Authority Multifamily Housing Revenue
      (Sunbriar Apartments Project)
      7.25% 7/1/25 (MBIA/FHA)                          1,225,000      1,281,595
   Tolleson Industrial Development
      Authority Multifamily Housing Revenue
      (Copper Cove Project) Series A
      5.45% 11/20/32 (GNMA)                            1,285,000      1,337,929
   Yuma Industrial Development Authority
      Multifamily Revenue
      6.10% 9/20/19 (GNMA)                             2,340,000      2,600,886
   Yuma Industrial Development Authority
      Multifamily Revenue
      (Regency Apartments)
      Series A 5.50% 12/20/32
      (GNMA/FHA)                                       2,000,000      2,024,379
                                                                    -----------
                                                                     28,868,578
                                                                    -----------

                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Municipal Lease Revenue Bonds - 9.09%
   Maricopa County Industrial Development
      Authority Correctional Facilities
      (Phoenix West Prison)
      5.375% 7/12/22 (ACA)                           $   250,000    $   255,880
   Phoenix Industrial Development
      Authority Lease Revenue
      (Capitol Mall LLC Project)
      5.50% 9/15/27 (AMBAC)                            5,000,000      5,298,450
   Phoenix Industrial Development
      Authority Lease Revenue
      (Capitol Mall LLC II Project)
      5.00% 9/15/28 (AMBAC)                            4,000,000      4,078,360
   Pinal County Certificates of Participation
      5.125% 6/1/21 (AMBAC)                            4,675,000      4,918,147
                                                                    -----------
                                                                     14,550,837
                                                                    -----------
Political Subdivision General Obligation Bonds - 0.80%
   DC Ranch Community Facilities
      5.00% 7/15/27 (AMBAC)                            1,250,000      1,281,913
                                                                      ---------
                                                                      1,281,913
                                                                      ---------
Public Power Revenue Bonds - 4.21%
   Energy Management Services
      (Arizona State University -
      Main Campus) 5.25% 7/1/17 (MBIA)                 1,500,000      1,643,040
  Salt River Project Arizona Agricultural
      Improvement & Power District
      Electric System Revenue
      (Salt River Project) Series A
      5.00% 1/1/31                                     3,000,000      3,059,400
   Salt River Project Arizona Agricultural
      Improvement & Power District
      Electric System Revenue
      (Salt River Project) Series B
      5.00% 1/1/31 (MBIA)                              2,000,000      2,039,600
                                                                      ---------
                                                                      6,742,040
                                                                      ---------
Public Utility District Revenue Bonds - 3.19%
   Maricopa County Pollution Control
      (Palo Verde Project) Series A
      5.05% 5/1/29 (AMBAC)                             5,000,000      5,109,100
                                                                      ---------
                                                                      5,109,100
                                                                      ---------
School District General Obligation Bonds - 2.28%
   Cochise County Unified School
      District #68 7.50% 7/1/10 (FGIC)                 1,000,000      1,281,570
   Maricopa County School District #3
      (Tempe Elementary) Series E
      5.70% 7/1/16 (FGIC)                              1,025,000      1,165,753
   Maricopa County School District #14
      (Creighton School Improvement
      Project of 1990) Series C
      6.50% 7/1/08 (FGIC)                              1,000,000      1,200,750
                                                                      ---------
                                                                      3,648,073
                                                                      ---------

Statements                               Delaware Tax-Free Arizona Insured Fund
   OF NET ASSETS (CONTINUED)


                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Single Family Housing Revenue Bonds - 1.26%
   Pima County Industrial Development
      Authority Single Family Housing
      Revenue 6.10% 5/1/31 (GNMA)                   $  1,885,000   $  2,009,542
                                                                   ------------
                                                                      2,009,542
                                                                   ------------
Territorial General Obligation Bonds - 5.09%
   Puerto Rico Commonwealth Public
      Improvement Series A
      5.125% 7/1/30 (FSA)                              3,500,000      3,644,830
   Puerto Rico Commonwealth Refunding
      Public Improvement Series A
      5.125% 7/1/31                                    4,450,000      4,496,013
                                                                   ------------
                                                                      8,140,843
                                                                   ------------
Territorial Revenue Bonds - 0.64%
   Puerto Rico Public Buildings Authority
      Revenue Series D 5.25% 7/1/36                    1,000,000      1,022,530
                                                                   ------------
                                                                      1,022,530
                                                                   ------------
Transportation Revenue Bonds - 2.78%
   Arizona State Transportation Board
      Highway Revenue Series B
      5.25% 7/1/21                                     1,000,000      1,068,030
      5.25% 7/1/22                                     1,000,000      1,062,510
   Puerto Rico Commonwealth
      Highway & Transportation Authority
      Transportation Revenue Series D
      5.00% 7/1/32 (FSA)                               2,250,000      2,317,590
                                                                   ------------
                                                                      4,448,130
                                                                   ------------
Water & Sewer Revenue Bonds - 5.97%
   Gilbert Water & Waste Water Revenue
      6.50% 7/1/12 (FGIC)                              1,000,000      1,076,990
      6.50% 7/1/22 (FGIC)                              2,650,000      2,853,891
   Phoenix Civic Improvement Corporation
      5.00% 7/1/24 (FGIC)                              1,000,000      1,023,560
      5.00% 7/1/26 (FGIC)                              4,500,000      4,599,135
                                                                   ------------
                                                                      9,553,576
                                                                   ------------
Total Municipal Bonds (cost $149,673,122)                           157,980,500
                                                                   ------------
Total Market Value of Securities - 98.69%
   (cost $149,673,122)                                              157,980,500
Receivables and Other Assets
   Net of Liabilities - 1.31%                                         2,094,316
                                                                   ------------
Net Assets Applicable to 13,931,019 Shares
   Outstanding - 100.00%                                           $160,074,816
                                                                   ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net Asset Value - Delaware Tax-Free
   Arizona Insured Fund Class A
   ($135,156,944 / 11,764,529 Shares)                                    $11.49
                                                                         ------
Net Asset Value - Delaware Tax-Free
   Arizona Insured Fund Class B
   ($15,376,371 / 1,337,592 Shares)                                      $11.50
                                                                         ------
Net Asset Value - Delaware Tax-Free
   Arizona Insured Fund Class C
   ($9,541,501 / 828,898 Shares)                                         $11.51
                                                                         ------

Components of Net Assets at February 28, 2003:
Shares of beneficial interest
   (unlimited authorization - no par)                              $151,278,663
Undistributed net investment income                                       7,314
Accumulated net realized gain on investments                            481,461
Net unrealized appreciation of investments                            8,307,378
                                                                   ------------
Total net assets                                                   $160,074,816
                                                                   ============

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by AMBAC Indemnity Corporation
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Arizona Insured Fund
Net asset value Class A (A)                                              $11.49
Sales charge (4.50% of offering price, or 4.70% of
   amount invested per share) (B)                                          0.54
                                                                         ------
Offering price                                                           $12.03
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                    Delaware Tax-Free California Fund
   OF NET ASSETS (CONTINUED)                  February 28, 2003 (Unaudited)


                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 96.61%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 1.79%
   Sacramento County Airport
      System Revenue Series A
      5.00% 7/1/32 (FSA)                              $  850,000     $  860,073
                                                                     ----------
                                                                        860,073
                                                                     ----------
Continuing Care/Retirement Revenue Bonds - 5.72%
   Abag Finance Authority of California
      (Nonprofit Corporations)
      Certificates of Participation
      (Lincoln Glen Manor Senior Citizens)
      6.10% 2/15/25                                    2,575,000      2,743,173
                                                                     ----------
                                                                      2,743,173
                                                                     ----------
 Dedicated Tax & Fees Revenue Bonds - 6.11%
   Poway Unified School District
      5.60% 9/1/33                                     1,000,000        955,730
   San Bernardino County Special Tax
      Community Facilities 5.90% 9/1/33                1,000,000        977,320
   San Francisco City & County
      Redevelopment Agency
      6.125% 8/1/31                                    1,000,000        995,940
                                                                     ----------
                                                                      2,928,990
                                                                     ----------
Higher Education Revenue Bonds - 6.45%
   California Educational Facilities Authority
      Revenue (Pepperdine University)
      Series A 5.50% 8/1/32                            1,000,000      1,038,210
   California Statewide Communities
      Revenue Authority
      (EAH-East Campus Apartments LLC)
      Series A 5.625% 8/1/34 (ACA)                     1,000,000      1,026,210
   San Diego County Certificates
      of Participation
      (University of San Diego)
      5.375% 10/1/41                                   1,000,000      1,028,350
                                                                     ----------
                                                                      3,092,770
                                                                     ----------
Hospital Revenue Bonds - 9.09%
   Abag Finance Authority of California
      (Nonprofit Corporations-San Diego
      Hospital Association) Series A
      6.125% 8/15/20                                   1,250,000      1,315,788
   California Health Facilities Financing
      Authority (The Episcopal Home)
      5.30% 2/1/32                                     1,000,000      1,002,000
   California Infrastructure & Economic
      Development Bank Revenue
      (Kaiser Hospital Associates I, LLC)
      Series A 5.55% 8/1/31                            2,000,000      2,040,360
                                                                     ----------
                                                                      4,358,148
                                                                     ----------

                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Miscellaneous Revenue Bonds - 9.85%
   California Infrastructure & Economic
      Development Bank Insured Revenue
      (Rand Corporation) Series A
      5.50% 4/1/32 (AMBAC)                           $ 1,060,000    $ 1,121,459
   California Statewide Communities
      Development Authority Revenue
      (Bentley School) 6.75% 7/1/32                    1,000,000      1,021,140
   San Diego County Certificates of
      Participation 5.70% 2/1/28                       1,500,000      1,532,415
   San Diego County Certificates of
      Participation (The Burnham Institute)
      6.25% 9/1/29                                     1,000,000      1,047,870
                                                                    -----------
                                                                      4,722,884
                                                                    -----------
Multifamily Housing Revenue Bonds - 20.96%
   California Mobile Home Park
      Financing Authority Revenue
      (Ranch Vallecitos, San Marcos)
      Series A 5.25% 11/15/36 (ACA)                    1,000,000      1,011,200
   California Statewide Communities
      Development Authority Multifamily
      Housing Revenue
      (Citrus Gardens Apartments Project)
      Series D1 5.375% 7/1/32                          1,000,000      1,008,380
   California Statewide Communities
      Development Authority Multifamily
      Housing Revenue
      (Quail Ridge Apartments)
      Series E1 5.375% 7/1/32                          1,000,000      1,008,380
   California Statewide Communities
      Development Authority Multifamily
      Housing Revenue
      (Silver Ridge Apartments)
      5.80% 8/1/33                                     1,000,000      1,076,540
   California Statewide Communities
      Development Authority Multifamily
      Housing Revenue
      (Stonehaven Apartments Project)
      Series A 5.875% 7/1/32 (ACA)                     1,000,000      1,044,030
   Fairfield Housing Authority
      5.625% 9/1/23                                    1,000,000        963,160
   Monterey County Housing Authority
      (Parkside Manor Apartments)
      5.00% 7/1/19                                     1,000,000        951,650
   Palm Springs Mobile Home Park Revenue
      (Sahara Mobile Home Park)
      5.625% 5/15/26                                   1,000,000        987,780
      5.75% 5/15/37                                    1,000,000        983,730
   Santa Clara County Housing Authority
      (Rivertown Apartments Project)
      Series A 5.85% 8/1/31                            1,000,000      1,008,630
                                                                    -----------
                                                                     10,043,480
                                                                    -----------

Statements                                    Delaware Tax-Free California Fund
   OF NET ASSETS (CONTINUED)


                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Municipal Lease Revenue Bonds - 6.72%
   California State Public Works Board
      5.00% 12/1/27 (AMBAC)                           $1,000,000     $1,016,070
   Orange County Water Distribution
      Revenue 5.00% 8/15/34 (MBIA)                     1,180,000      1,194,372
   San Jose Financing Authority Lease
      Revenue (Civic Center Project)
      Series B 5.00% 6/1/32 (AMBAC)                    1,000,000      1,013,320
                                                                     ----------
                                                                      3,223,762
                                                                     ----------
Parking Revenue Bonds - 2.23%
   San Diego Redevelopment Agency
      6.40% 9/1/25                                     1,000,000      1,068,650
                                                                     ----------
                                                                      1,068,650
                                                                     ----------
*Pre-Refunded Bonds - 2.57%
   Tustin Unified School District
      6.375% 9/1/35-08                                 1,000,000      1,230,550
                                                                     ----------
                                                                      1,230,550
                                                                     ----------
Public Power Revenue Bonds - 2.17%
   California State Department Water
      Reserve Power Supply Revenue
      Series A 5.375% 5/1/21                           1,000,000      1,041,290
                                                                     ----------
                                                                      1,041,290
                                                                     ----------
School District General Obligation Bonds - 4.24%
   Lawndale Elementary School District
      5.00% 8/1/32 (FSA)                               1,000,000      1,013,390
   Los Angeles Unified School District
      Series A 5.00% 1/1/28 (MBIA)                     1,000,000      1,018,950
                                                                     ----------
                                                                      2,032,340
                                                                     ----------
State General Obligation Bonds - 1.54%
   California State Veterans Series B
      5.70% 12/1/32                                      720,000        739,562
                                                                     ----------
                                                                        739,562
                                                                     ----------
Tax Increment/Special Assessment Bonds - 8.72%
   Lake Elisnore Public Financing Authority
      5.50% 9/1/30                                     1,000,000      1,011,330
      5.80% 9/2/15                                     1,110,000      1,162,414
   Poway Redevelopment Agency Tax
      Allocation 5.75% 6/15/33 (MBIA)                    900,000        993,915
   Southern California Logistics Airport
      Authority (Southern California
      Logistics Airport Project)
      6.50% 12/1/31                                    1,000,000      1,012,530
                                                                     ----------
                                                                      4,180,189
                                                                     ----------
Waste Disposal Revenue Bonds - 4.24%
   Salinas Valley Solid Waste Authority
      Revenue 5.25% 8/1/31 (AMBAC)                     2,000,000      2,033,380
                                                                     ----------
                                                                      2,033,380
                                                                     ----------

                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Water & Sewer Revenue Bonds - 4.21%
   Los Angeles Department of Water &
      Power Waterworks Revenue
      Series A 5.00% 7/1/43 (FGIC)                   $ 1,000,000    $ 1,006,240
   San Juan Basin Authority
      (Ground Water Recovery Project)
      5.00% 12/1/34 (AMBAC)                            1,000,000      1,012,870
                                                                    -----------
                                                                      2,019,110
                                                                    -----------
Total Municipal Bonds (cost $44,941,590)                             46,318,351
                                                                    -----------
                                                         Number
                                                       of Shares
--------------------------------------------------------------------------------
Short-Term Investments - 6.44%
--------------------------------------------------------------------------------
   Federated California Municipal Trust                3,086,450      3,086,450
                                                                    -----------
Total Short-Term Investments (cost $3,086,450)                        3,086,450
                                                                    -----------
Total Market Value of Securities - 103.05%
   (cost $48,028,040)                                                49,404,801
Liabilities Net of Receivables and
   Other Assets - (3.05%)                                            (1,462,797)
                                                                    -----------
Net Assets Applicable to 4,338,432 Shares
   Outstanding - 100.00%                                            $47,942,004
                                                                    ===========

Net Asset Value - Delaware Tax-Free
   California Fund Class A
   ($24,978,263 / 2,263,732 Shares)                                      $11.03
                                                                         ------
Net Asset Value - Delaware Tax-Free
   California Fund Class B
   ($16,249,258 / 1,466,981 Shares)                                      $11.08
                                                                         ------
Net Asset Value - Delaware Tax-Free
   California Fund Class C
   ($6,714,483 / 607,719 Shares)                                         $11.05
                                                                         ------

Components of Net Assets at February 28, 2003:
Shares of beneficial interest
   (unlimited authorization - no par)                               $47,940,834
Undistributed net investment income                                       1,300
Accumulated net realized loss on investments                         (1,376,891)
Net unrealized appreciation of investments                            1,376,761
                                                                    -----------
Total net assets                                                    $47,942,004
                                                                    ===========

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Statements                                    Delaware Tax-Free California Fund
   OF NET ASSETS (CONTINUED)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free California Fund
Net asset value Class A (A)                                              $11.03
Sales charge (4.50% of offering price, or 4.71% of
   amount invested per share) (B)                                          0.52
                                                                         ------
Offering price                                                           $11.55
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                            Delaware Tax-Free California Insured Fund
   OF NET ASSETS (CONTINUED)          February 28, 2003 (Unaudited)


                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 97.86%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 5.42%
   Sacramento County Airport System
      Revenue Series A
      5.00% 7/1/32 (FSA)                              $1,150,000     $1,163,628
   San Jose Airport Revenue Series A
      5.00% 3/1/31 (FGIC)                              1,000,000      1,010,840
                                                                     ----------
                                                                      2,174,468
                                                                     ----------
Dedicated Tax & Fees Revenue Bonds - 7.46%
   San Bernardino County Special Tax
      Community Facilities 5.90% 9/1/33                1,000,000        977,320
   San Francisco Bay Area Rapid Transit
      District Sales Tax Revenue
      5.125% 7/1/36 (AMBAC)                            1,000,000      1,017,930
   San Francisco City & County
      Redevelopment Agency
      6.125% 8/1/31                                    1,000,000        995,940
                                                                     ----------
                                                                      2,991,190
                                                                     ----------
Higher Education Revenue Bonds - 11.94%
   California Educational Facilities
      Authority Revenue
      5.00% 10/1/32                                    1,000,000      1,017,280
      5.75% 11/1/30 (MBIA)                             1,000,000      1,108,270
   California State Los Angeles University
      Auxiliary Services
      5.125% 6/1/33 (MBIA)                             1,600,000      1,634,448
   San Diego County Certificates
      of Participation
      (University of San Diego)
      5.375% 10/1/41                                   1,000,000      1,028,350
                                                                     ----------
                                                                      4,788,348
                                                                     ----------
Hospital Revenue Bonds - 6.18%
   California Health Facilities
      Financing Authority
      (The Episcopal Home)
      5.30% 2/1/32                                     1,000,000      1,002,000
   Oakland Industrial Revenue
      (Harrison Foundation) Series B
      6.00% 1/1/29 (AMBAC)                             1,300,000      1,478,698
                                                                     ----------
                                                                      2,480,698
                                                                     ----------
Miscellaneous Revenue Bonds - 5.31%
   California Statewide Communities
      Development Authority Revenue
      (Bentley School) 6.75% 7/1/32                    1,000,000      1,021,140
   San Diego County Certificates of
      Participation 5.75% 7/1/31 (MBIA)                1,000,000      1,109,380
                                                                     ----------
                                                                      2,130,520
                                                                     ----------

                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multifamily Housing Revenue Bonds - 14.83%
   California Statewide Communities
      Development Authority Multifamily
      Housing Revenue
      (Citrus Gardens Apartments Project)
      Series D1 5.375% 7/1/32                         $  800,000     $  806,704
   California Statewide Communities
      Development Authority Multifamily
      Housing Revenue
      (East Tabor Apartments)
      6.85% 8/20/36 (GNMA)                             1,500,000      1,698,419
   California Statewide Communities
      Development Authority Multifamily
      Housing Revenue
      (Quail Ridge Apartments)
      Series E1 5.375% 7/1/32                            800,000        806,704
   Los Angeles Multifamily
      Housing Revenue
      (Park Plaza) 5.50% 1/20/43 (GNMA)                1,430,000      1,495,594
   Ventura County Area Housing Authority
      Multifamily Housing Revenue
      (Glen Oaks Apartments) Series A
      6.35% 7/20/34 (GNMA)                             1,031,000      1,135,997
                                                                     ----------
                                                                      5,943,418
                                                                     ----------
Municipal Lease Revenue Bonds - 7.58%
   California State Public Works Board
      Lease Revenue
      5.00% 3/1/27 (AMBAC)                             1,000,000      1,012,880
      5.00% 12/1/27 (AMBAC)                            1,000,000      1,016,070
   San Jose Financing Authority Lease
      Revenue (Civic Center Project)
      Series B 5.00% 6/1/32 (AMBAC)                    1,000,000      1,013,320
                                                                     ----------
                                                                      3,042,270
                                                                     ----------
Public Power Revenue Bonds - 2.60%
   California State Department Water
      Reserve Power Supply Revenue
      Series A 5.375% 5/1/21                           1,000,000      1,041,290
                                                                     ----------
                                                                      1,041,290
                                                                     ----------
School District General Obligation Bonds - 5.10%
   Los Angeles Unified School District
      Series A 5.00% 1/1/28 (MBIA)                     1,000,000      1,018,950
   Sequoia Unified High School District
      5.125% 7/1/31 (FSA)                              1,000,000      1,026,600
                                                                     ----------
                                                                      2,045,550
                                                                     ----------

Statements                            Delaware Tax-Free California Insured Fund
   OF NET ASSETS (CONTINUED)

                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
School District Revenue Bonds - 2.69%
   Franklin-McKinley School District
      Certificates of Participation
      (Financing Project) Series B
      5.00% 9/1/27 (AMBAC)                           $ 1,060,000    $ 1,079,790
                                                                    -----------
                                                                      1,079,790
                                                                    -----------
Single Family Housing Revenue Bonds - 2.58%
   California Housing Finance Agency
      Home Mortgage Revenue Series E
      6.05% 8/1/16 (MBIA)                              1,000,000      1,033,840
                                                                    -----------
                                                                      1,033,840
                                                                    -----------
Tax Increment/Special Assessment Bonds - 13.35%
   La Quinta Redevelopment Agency Tax
      Allocation 5.10% 9/1/31 (AMBAC)                  2,000,000      2,045,900
   Poway Redevelopment Agency
      Certificates of Participation
      5.75% 6/15/33 (MBIA)                             1,500,000      1,656,525
   Riverside County Redevelopment Agency
      5.25% 10/1/35 (AMBAC)                            1,590,000      1,652,551
                                                                    -----------
                                                                      5,354,976
                                                                    -----------
Transportation Revenue Bonds - 2.70%
   Port of Oakland 5.75% 11/1/29 (FGIC)                1,000,000      1,083,120
                                                                    -----------
                                                                      1,083,120
                                                                    -----------
Waste Disposal Revenue Bonds - 5.08%
   Salinas Valley Solid Waste
      Authority Revenue
      5.25% 8/1/27 (AMBAC)                             2,000,000      2,039,100
                                                                    -----------
                                                                      2,039,100
                                                                    -----------
Water & Sewer Revenue Bonds - 5.04%
   California State Department of Water
      Resources Water Systems Revenue
      (Central Valley Project) Series X
      5.00% 12/1/29 (FGIC)                             1,000,000      1,015,750
   Los Angeles Department of Water &
      Power Waterworks Revenue Series A
      5.00% 7/1/43 (FGIC)                              1,000,000      1,006,240
                                                                    -----------
                                                                      2,021,990
                                                                    -----------
      Total Municipal Bonds (cost $37,340,878)                       39,250,568
                                                                    -----------
                                                          Number
                                                        of Shares
--------------------------------------------------------------------------------
Short-Term Investments - 0.90%
--------------------------------------------------------------------------------
Federated California Municipal Trust                     362,198        362,198
                                                                    -----------
Total Short-Term Investments
(cost $362,198)                                                         362,198
                                                                    -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Market Value of Securities - 98.76%
   (cost $37,703,076)                                               $39,612,766
Receivables and Other Assets
   Net of Liabilities - 1.24%                                           497,047
                                                                    -----------
Net Assets Applicable to 3,648,324 Shares
   Outstanding - 100.00%                                            $40,109,813
                                                                    ===========

Net Asset Value - Delaware Tax-Free
   California Insured Fund Class A
   ($29,255,619 / 2,660,887 Shares)                                      $10.99
                                                                         ------
Net Asset Value - Delaware Tax-Free
   California Insured Fund Class B
   ($9,355,674 / 850,746 Shares)                                         $11.00
                                                                         ------
Net Asset Value - Delaware Tax-Free
   California Insured Fund Class C
   ($1,498,520 / 136,691 Shares)                                         $10.96
                                                                         ------

Components of Net Assets at February 28, 2003:
Shares of beneficial interest
   (unlimited authorization - no par)                               $38,162,890
Accumulated net realized gain on investments                             37,233
Net unrealized appreciation of investments                            1,909,690
                                                                    -----------
Total net assets                                                    $40,109,813
                                                                    -----------

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free California Insured Fund
Net asset value Class A (A)                                              $10.99
Sales charge (4.50% of offering price, or 4.73% of
   amount invested per share) (B)                                          0.52
                                                                         -----
Offering price                                                           $11.51
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                      Delaware Tax-Free Colorado Fund
   OF NET ASSETS (CONTINUED)                    February 28, 2003 (Unaudited)


                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.41%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 3.95%
   Denver City & County Airport
      5.25% 11/15/23 (MBIA)                          $12,750,000    $13,196,888
                                                                    -----------
                                                                     13,196,888
                                                                    -----------
Charter School Revenue Bonds - 8.71%
   Colorado Educational & Cultural
      Facilities Authority
      (Aspen Foundation Colorado)
      6.125% 7/1/12                                      605,000        603,663
      6.50% 7/1/24                                     1,710,000      1,642,250
   Colorado Educational & Cultural
      Facilities Authority (Collegiate
      Academy Charter School Project)
      7.375% 12/15/21                                  1,000,000      1,001,120
      7.50% 12/15/31                                   1,000,000        999,600
   Colorado Educational & Cultural
      Facilities Authority
      (Compass Montessori Charter
      School Project) 7.75% 7/15/31                    2,145,000      2,107,312
   Colorado Educational & Cultural
      Facilities Authority
      (Compass Montessori R1 Charter
      School Project) 8.00% 2/15/32                    2,645,000      2,669,228
   Colorado Educational & Cultural
      Facilities Authority
      (Core Knowledge Charter School
      Project) 7.00% 11/1/29                           1,000,000      1,076,690
   Colorado Educational & Cultural
      Facilities Authority (Frontier Academy
      Charter School Project)
      7.25% 6/1/20                                     1,485,000      1,492,529
      7.375% 6/1/31                                    1,775,000      1,786,680
   Colorado Educational & Cultural
      Facilities Authority (Lincoln
      Academy Charter School Project)
      8.375% 3/1/26                                    2,400,000      2,450,400
   Colorado Educational & Cultural
      Facilities Authority (Littleton
      Academy Charter School Project)
      6.125% 1/15/31                                   2,000,000      1,978,740
   Colorado Educational & Cultural
      Facilities Authority
      (Montessori Districts Charter School
      Projects) 6.125% 7/15/32                         5,590,000      5,492,342
   Colorado Educational & Cultural
      Facilities Authority
      (Pinnacle Charter School Project)
      6.00% 12/1/21                                    1,750,000      1,744,925
   Colorado Educational & Cultural
      Facilities Authority (Renaissance
      Charter School Project)
      6.75% 6/1/29                                     2,000,000      2,073,900

                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Charter School Revenue Bonds (continued)
   Colorado Educational & Cultural
      Facilities Authority
      (Stargate Charter School Project)
      6.125% 5/1/33                                  $ 2,000,000    $ 1,986,180
                                                                    -----------
                                                                     29,105,559
                                                                    -----------
Continuing Care/Retirement Revenue Bonds - 6.28%
   Colorado Health Facilities Authority
      (Baptist Home Association)
      Series A 6.375% 8/15/24                          1,250,000        993,188
   Colorado Health Facilities Authority
      (Covenant Retirement)
      6.75% 12/1/25                                    2,150,000      2,245,976
   Colorado Health Facilities Authority
      (Covenant Retirement Communities)
      5.50% 12/1/33 (RADIAN)                           5,000,000      5,118,999
   Colorado Health Facilities Authority
      (National Benevolent Association)
      Series A 6.90% 6/1/15                            1,085,000      1,076,277
   Colorado Health Facilities Authority
      (National Benevolent Association)
      Series B 5.25% 2/1/28                            1,850,000      1,360,953
   Colorado Health Facilities Authority
      (Porter Place) 6.00% 1/20/36 (GNMA)              5,000,000      5,304,299
   Mesa County Residential Care Facilities
      Mortgage Revenue (Hilltop Community
      Resources) Series A
      5.25% 12/1/21                                    2,750,000      2,833,408
      5.375% 12/1/28 (RADIAN)                          2,000,000      2,055,020
                                                                    -----------
                                                                     20,988,120
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 0.75%
   Golden Sales & Use Tax Revenue
      Improvement Series B
      5.10% 12/1/20 (AMBAC)                              500,000        528,340
   Pueblo Urban Renewal Authority Tax
      Increment Revenue 6.625% 12/1/19                 1,890,000      1,989,376
                                                                    -----------
                                                                      2,517,716
                                                                    -----------
Higher Education Revenue Bonds - 10.63%
   Colorado Educational & Cultural
      Facilities Authority (University of
      Colorado Foundation Project)
      5.00% 7/1/32 (AMBAC)                             6,000,000      6,104,940
   Colorado Educational & Cultural Facilities
      Authority (University of Denver Project)
      5.375% 3/1/23 (AMBAC)                            2,000,000      2,124,180
   Colorado Educational & Cultural Facilities
      Authority (University of Denver Project)
      Series A 5.00% 3/1/27 (MBIA)                     5,000,000      5,109,850
   Colorado Educational & Cultural Facilities
      Authority (University of Northern
      Colorado Student Housing Project)
      5.125% 7/1/37 (MBIA)                             7,500,000      7,659,224

Statements                                      Delaware Tax-Free Colorado Fund
   OF NET ASSETS (CONTINUED)


                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Higher Education Revenue Bonds (continued)
   Colorado School Mines Auxiliary
      Facilities Revenue
      5.00% 12/1/37 (AMBAC)                          $ 4,130,000    $ 4,185,425
   Colorado Springs Revenue
      (Colorado College Project)
      5.375% 6/1/32                                    5,570,000      5,835,578
   University of Colorado Enterprise System
      5.375% 6/1/26                                    1,000,000      1,059,370
   University of Colorado Enterprise
      System Series B 5.125% 6/1/28 (FGIC)             3,350,000      3,459,344
                                                                    -----------
                                                                     35,537,911
                                                                    -----------
Hospital Revenue Bonds - 8.87%
   Boulder County Hospital Revenue
      Development (Longmont United
      Hospital Project)
      5.60% 12/1/27 (RADIAN)                           1,250,000      1,280,975
      5.875% 12/1/20                                   3,000,000      3,027,660
      6.00% 12/1/30 (RADIAN)                           5,000,000      5,409,650
   Colorado Health Facilities Authority
      (Catholic Health Initiatives)
      5.50% 3/1/32                                     5,000,000      5,123,050
   Colorado Health Facilities Authority
      (Vail Valley Medical Center Project)
      5.75% 1/15/22                                      500,000        509,180
      5.80% 1/15/27                                    3,475,000      3,524,554
      6.60% 1/15/20 (ACA)                              1,000,000      1,050,910
   Delta County Memorial Hospital District
      5.35% 9/1/17                                     4,000,000      4,003,520
   Denver Health & Hospital Authority
      Healthcare Revenue Series A
      5.375% 12/1/28 (ACA)                             1,000,000      1,002,720
      6.00% 12/1/31                                    1,000,000      1,014,500
   University of Colorado Hospital Authority
      Series A 5.60% 11/15/31                          3,650,000      3,680,952
                                                                    -----------
                                                                     29,627,671
                                                                    -----------
Miscellaneous Revenue Bonds - 5.39%
   Boulder County Development Revenue
      Universal Corporation for Atmospheric
      Research 5.00% 9/1/33 (MBIA)                     1,700,000      1,728,951
   Colorado Educational & Cultural Facilities
      Authority Revenue 5.25% 6/1/21                   2,000,000      2,053,060
  *Colorado Post Secondary Education
      (Ocean Journey Project)
      8.375% 12/1/26                                   8,000,000        960,000
   Lowry Economic Redevelopment
      Authority Revenue 7.80% 12/1/10                 11,040,000     12,119,712
   Lowry Economic Redevelopment
      Authority Revenue Series A
      (Private Placement) 7.30% 12/1/10                1,055,000      1,140,444
                                                                    -----------
                                                                     18,002,167
                                                                    -----------

                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multifamily Housing Revenue Bonds - 12.95%
   Adams County Housing Authority
      Mortgage Revenue
      (Aztec Villa Apartments Project)
      5.85% 12/1/27                                  $ 1,825,000    $ 1,905,118
   Adams County Housing Authority
      Mortgage Revenue
      (Greenbriar Project) 6.75% 7/1/21                1,730,000      1,774,894
   Burlingame Multifamily Housing Revenue
      6.00% 11/1/29 (MBIA)                             1,250,000      1,331,638
   Colorado Housing & Finance Authority
      (Multifamily Housing Insured
      Mortgage) Series A
      3 6.25% 10/1/26 (FHA)                            6,520,000      6,874,884
   Colorado Housing & Finance Authority
      (Multifamily Housing Insured
      Mortgage) Series C3 6.15% 10/1/41                1,590,000      1,696,085
   Colorado Housing & Finance Authority
      (Multifamily Project Class I)
      Series A5 5.45% 10/1/33                          6,605,000      6,897,733
   Denver City and County Multifamily
      Housing Revenue, Federal Housing
      Authority (Insured Mortgage Loan -
      Garden Court) 5.40% 7/1/39 (FHA)                 2,000,000      2,059,420
   Englewood Multifamily Housing Revenue
      (Marks Apartments Project)
      6.65% 12/1/26                                    5,700,000      5,849,625
   Englewood Multifamily Housing Revenue
      (Marks Apartments Project)
      Series B 6.00% 12/15/18                          7,515,000      7,562,419
   Lake County Multifamily Housing
      Mortgage Revenue
      (Sawatch Apartments)
      6.80% 10/20/35 (GNMA)                            1,955,000      2,194,742
   Mountain Glen Housing Corporation
      (Multifamily Housing Revenue Project)
      6.80% 7/20/35 (GNMA/FHA)                         4,490,000      5,106,342
                                                                    -----------
                                                                     43,252,900
                                                                    -----------
Municipal Lease Revenue Bonds - 7.05%
   Aurora Certificates of Participation
      5.50% 12/1/30 (AMBAC)                            8,000,000      8,478,079
   Conejos & Alamosa Counties School
      District Region Certificates of
      Participation 6.50% 4/1/11                       1,420,000      1,501,352
   El Paso County Certificates of
      Participation (Detention Facilities
      Project) Series B 5.00% 12/1/27
      (AMBAC)                                          1,500,000      1,533,255
   El Paso County Certificates of
      Participation (Judicial Building Project)
      Series A 5.00% 12/1/27 (AMBAC)                   2,000,000      2,044,340

Statements                                      Delaware Tax-Free Colorado Fund
   OF NET ASSETS (CONTINUED)


                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Municipal Lease Revenue Bonds (continued)
   Greeley County Building Authority
      Certificates of Participation
      6.10% 8/15/16                                  $ 2,600,000    $ 2,772,432
   Paint Brush Hills Metropolitan District
      Certificates of Participation
      7.75% 9/1/21                                     1,613,543      1,601,797
   Pueblo County Certificates of
      Participation 6.50% 12/1/24                      5,460,000      5,642,091
                                                                    -----------
                                                                     23,573,346
                                                                    -----------
Political Subdivision General Obligation Bonds - 12.67%
   Arapahoe County Water & Wastewater
      Public Improvement District Series A
      5.125% 12/1/32 (MBIA)                            5,000,000      5,144,700
   Central Platte Valley Metropolitan District
      Series A 5.00% 12/1/31                           2,750,000      2,960,540
   Concord Metropolitan District
      8.00% 12/1/19                                    5,000,000      5,226,199
   East Smoky Hill Metropolitan District #2
      5.00% 12/1/30 (FSA)                              1,750,000      1,792,648
   Galleria Metropolitan District
      7.25% 12/1/09                                    1,125,000      1,178,213
   Lincoln Park Metropolitan District
      7.75% 12/1/26                                    2,610,000      2,700,959
   Meridian Metropolitan District Refunding
      Series A 5.00% 12/1/31 (RADIAN)                  7,000,000      6,982,499
   North Range Metropolitan District #1
      7.25% 12/15/31                                   3,400,000      3,417,204
   Panorama Metropolitan District
      5.00% 12/1/25 (MBIA)                             1,000,000      1,036,160
   Saddle Rock Colorado Metropolitan
      District 5.35% 12/1/31                           1,580,000      1,606,481
   Silver Dollar Metropolitan District
      7.05% 12/1/30                                    5,000,000      5,110,550
   Tri-Pointe Commercial Metropolitan
      District 7.75% 12/1/19                           5,000,000      5,200,200
                                                                    -----------
                                                                     42,356,353
                                                                    -----------
Public Utility District Revenue Bonds - 3.04%
   Colorado Springs Utilities Revenue
      Series A 5.00% 11/15/29                         10,000,000     10,172,400
                                                                    -----------
                                                                     10,172,400
                                                                    -----------
Recreational Area Revenue Bonds - 1.67%
   Aurora Golf Course Enterprise System
      Revenue (Saddle Rock Golf Course)
      6.20% 12/1/15                                    2,000,000      2,078,220
   South Suburban Park & Recreation
      District (Golf & Ice Arena Facility)
      6.00% 11/1/15                                    2,330,000      2,452,628
   Westminster Golf Course
      5.55% 12/1/23 (RADIAN)                           1,000,000      1,050,360
                                                                    -----------
                                                                      5,581,208
                                                                    -----------

                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
School District General Obligation Bonds - 4.77%
   Arapahoe County Colorado School
      District 5.00% 12/1/22 (FGIC)                 $  2,000,000   $  2,080,540
   Douglas County School District
      No Re 1 Building
      (Douglas & Elbert Counties) Series B
      5.125% 12/15/25 (FSA)                            5,000,000      5,208,450
   El Paso County School District #2
      (Harrison) 5.00% 12/1/27 (MBIA)                  2,615,000      2,679,146
   El Paso County School District #49
      (Falcon) 5.50% 12/1/21 (FGIC)                    3,580,000      3,902,809
   Garfield County School District
      No Re 2 5.00% 12/1/25 (FSA)                      1,000,000      1,024,370
   La Plata County Colorado School District
      5.25% 11/1/25 (MBIA)                             1,000,000      1,051,430
                                                                   ------------
                                                                     15,946,745
                                                                   ------------
Single Family Housing Revenue Bonds - 0.25%
   Pueblo County Single Family Mortgage
      Revenue Series 1994A 7.05% 11/1/27
      (GNMA/FNMA)                                        840,000        847,375
                                                                   ------------
                                                                        847,375
                                                                   ------------
Tax Increment/Special Assessment Bonds - 1.84%
   Loveland Special Improvements
      District #1 7.50% 7/1/29                         6,140,000      6,157,376
                                                                   ------------
                                                                      6,157,376
                                                                   ------------
Territorial General Obligation Bonds - 1.19%
   Puerto Rico Commonwealth Public
      Improvement Series A 5.00% 7/1/27                2,500,000      2,519,325
   Puerto Rico Commonwealth Refunding
      Public Improvements Series A
      5.50% 7/1/19                                     1,300,000      1,448,395
                                                                   ------------
                                                                      3,967,720
                                                                   ------------
Territorial Revenue Bonds - 0.62%
   Puerto Rico Public Buildings Authority
      Revenue Series D 5.25% 7/1/27                    2,000,000      2,063,180
                                                                   ------------
                                                                      2,063,180
                                                                   ------------
Turnpike/Toll Road Revenue Bonds - 6.29%
   E-470 Public Highway Authority
      5.75% 9/1/35 (MBIA)                              3,100,000      3,397,910
   Northwest Parkway Public Highway
      Authority Series A
      5.25% 6/15/41 (FSA)                             17,000,000     17,621,520
                                                                   ------------
                                                                     21,019,430
                                                                   ------------
Water & Sewer Revenue Bonds - 1.49%
   Erie Water Enterprise Revenue
      5.00% 12/1/23 (ACA)                              1,750,000      1,737,575
   Ute Utility Water Conservancy
      District Water Revenue
      5.75% 6/15/20 (MBIA)                             2,900,000      3,239,184
                                                                   ------------
                                                                      4,976,759
                                                                   ------------
Total Municipal Bonds (cost $318,919,013)                           328,890,824
                                                                   ------------

Statements                                      Delaware Tax-Free Colorado Fund
   OF NET ASSETS (CONTINUED)


                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Short-Term Investments- 0.28%
--------------------------------------------------------------------------------
   Dreyfus Tax Exempt Cash
      Management Fund                                   $933,466   $    933,466
                                                                   ------------
Total Short-Term Investments
   (cost $933,466)                                                      933,466
                                                                   ------------
Total Market Value of Securities - 98.69%
   (cost $319,852,479)                                              329,824,290
Receivables and Other Assets
   Net of Liabilities - 1.31%                                         4,381,325
Net Assets Applicable to 30,139,264 Shares
   Outstanding - 100.00%                                           $334,205,615
                                                                   ============

Net Asset Value - Delaware Tax-Free Colorado Fund
   Class A ($310,872,404 / 28,036,714 Shares)                            $11.09
                                                                         ------
Net Asset Value - Delaware Tax-Free Colorado Fund
   Class B ($14,869,942 / 1,340,366 Shares)                              $11.09
                                                                         ------
Net Asset Value - Delaware Tax-Free Colorado Fund
   Class C ($8,463,269 / 762,184 Shares)                                 $11.10
                                                                         ------

Components of Net Assets at February 28, 2003:
Shares of beneficial interest
   (unlimited authorization - no par)                              $325,393,917
Accumulated net realized loss on investments                         (1,160,113)
Net unrealized appreciation of investments                            9,971,811
                                                                   ------------
Total net assets                                                   $334,205,615
                                                                   ============

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance

*Non-income producing security. Security is currently in default.

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Colorado Fund
Net asset value Class A (A)                                              $11.09
Sales charge (4.50% of offering price, or 4.69% of
   amount invested per share) (B)                                          0.52
                                                                         ------
Offering price                                                           $11.61
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                                                                      Six Months Ended February 28, 2003
   OF OPERATIONS                                                                                (Unaudited)

                                                  Delaware         Delaware         Delaware          Delaware          Delaware
                                                  Tax-Free         Tax-Free         Tax-Free          Tax-Free          Tax-Free
                                                  Arizona      Arizona Insured     California    California Insured     Colorado
                                                   Fund             Fund              Fund              Fund              Fund
Investment Income:
   Interest                                     $1,149,231        $4,223,257        $1,272,809        $1,028,492        $9,721,394
                                                ----------        ----------        ----------        ----------        ----------
Expenses:
   Management fees                                 110,980           398,966           129,599            98,771           911,984
   Distribution expense - Class A                   32,021           170,577            31,170            36,225           385,896
   Distribution expense - Class B                   51,193            70,810            77,636            46,108            73,668
   Distribution expense - Class C                   22,540            44,756            33,035             6,622            40,894
   Registration fees                                11,355             1,874             1,426               309             1,884
   Accounting and administration                     9,298            19,251            10,857             9,095            76,277
   Dividend disbursing and transfer agent
     fees and expenses                               7,250            25,262            10,100            12,557           103,723
   Reports and statements to shareholders            4,326             1,578             1,560             4,000            41,830
   Professional fees                                 2,300             1,600             4,075             4,774            35,848
   Custodian fees and expenses                       2,097             1,557             1,818             2,266             9,203
   Trustees' fees                                      850             1,642             1,500             2,200            13,400
   Other                                             4,666             3,627             5,044            13,696            51,937
                                                ----------        ----------        ----------        ----------        ----------
                                                   258,876           741,500           307,820           236,623         1,746,544
   Less expenses absorbed or waived                (51,690)               --          (106,489)              (20)             (390)
   Less expenses paid indirectly                      (520)           (1,972)             (590)             (515)           (4,583)
                                                ----------        ----------        ----------        ----------        ----------
   Total expenses                                  206,666           739,528           200,741           236,088         1,741,571
                                                ----------        ----------        ----------        ----------        ----------

Net Investment Income                              942,565         3,483,729         1,072,068           792,404         7,979,823
                                                ----------        ----------        ----------        ----------        ----------

Net Realized and Unrealized Gain (Loss)
      on Investments:
   Net realized gain on investments                 95,443           524,240           147,576           224,077         1,535,217
   Net change in unrealized appreciation/
      depreciation of investments               (1,015,662)          517,747           (78,974)           46,796        (1,365,193)
                                                ----------        ----------        ----------        ----------        ----------
Net Realized and Unrealized Gain (Loss)
      on Investments                              (920,219)        1,041,987            68,602           270,873           170,024
                                                ----------        ----------        ----------        ----------        ----------

Net Increase in Net Assets Resulting
   from Operations                                 $22,346        $4,525,716        $1,140,670        $1,063,277        $8,149,847
                                                ==========        ==========        ==========        ==========        ==========

See accompanying notes

Statements
   OF CHANGES IN NET ASSETS

                                                                        Delaware                                Delaware
                                                                 Tax-Free Arizona Fund              Tax-Free Arizona Insured Fund
                                                             Six Months              Year          Six Months              Year
                                                                Ended                Ended            Ended                Ended
                                                               2/28/03              8/31/02          2/28/03              8/31/02
                                                             (Unaudited)                           (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                     $    942,565        $  1,783,251       $  3,483,729        $  6,941,384
  Net realized gain (loss) on investments                         95,443             (73,813)           524,240           2,596,988
  Net change in unrealized appreciation/depreciation
    of investments                                            (1,015,662)             33,806            517,747          (1,097,360)
                                                            ------------        ------------       ------------        ------------
  Net increase in net assets resulting from operations            22,346           1,743,244          4,525,716           8,441,012
                                                            ------------        ------------       ------------        ------------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                     (633,332)         (1,213,829)        (3,053,643)         (6,301,205)
    Class B                                                     (214,906)           (413,805)          (263,675)           (432,125)
    Class C                                                      (94,327)           (155,617)          (166,411)           (208,054)

  Net realized gain on investments:
    Class A                                                           --                  --         (1,396,185)           (865,976)
    Class B                                                           --                  --           (143,720)            (62,839)
    Class C                                                           --                  --            (91,428)            (28,435)
                                                            ------------        ------------       ------------        ------------
                                                                (942,565)         (1,783,251)        (5,115,062)         (7,898,634)
                                                            ------------        ------------       ------------        ------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                      934,217          10,514,069          5,051,654          13,506,834
    Class B                                                      494,388           2,176,368          2,142,366           5,743,574
    Class C                                                      331,014           1,971,388          2,034,768           5,512,689

  Net asset value of shares issued upon reinvestment
    of dividends and distributions:
    Class A                                                      275,239             549,306          2,311,125           3,385,866
    Class B                                                       89,086             153,041            231,865             259,825
    Class C                                                       71,165             123,314            205,520             190,296
                                                            ------------        ------------       ------------        ------------
                                                               2,195,109          15,487,486         11,977,298          28,599,084
                                                            ------------        ------------       ------------        ------------

  Cost of shares repurchased:
    Class A                                                   (2,914,421)         (3,162,787)       (13,124,085)        (17,114,099)
    Class B                                                     (723,981)           (365,597)          (633,094)         (1,297,726)
    Class C                                                     (150,004)           (192,302)          (771,988)           (905,756)
                                                            ------------        ------------       ------------        ------------
                                                              (3,788,406)         (3,720,686)       (14,529,167)        (19,317,581)
                                                            ------------        ------------       ------------        ------------
Increase (decrease) in net assets derived from
  capital share transactions                                  (1,593,297)         11,766,800         (2,551,869)          9,281,503
                                                            ------------        ------------       ------------        ------------
Net Increase (Decrease) in Net Assets                         (2,513,516)         11,726,793         (3,141,215)          9,823,881

Net Assets:
  Beginning of period                                         41,848,475          30,121,682        163,216,031         153,392,150
                                                            ------------        ------------       ------------        ------------
  End of period                                             $ 39,334,959        $ 41,848,475       $160,074,816        $163,216,031
                                                            ============        ============       ============        ============

See accompanying notes

Statements
   OF CHANGES IN NET ASSETS (CONTINUED)

                                                                         Delaware                              Delaware
                                                                Tax-Free California Fund          Tax-Free California Insured Fund
                                                               Six Months           Year            Six Months           Year
                                                                 Ended              Ended              Ended             Ended
                                                                2/28/03            8/31/02            2/28/03            8/31/02
                                                              (Unaudited)                           (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                      $  1,072,068       $  2,115,292       $    792,404       $  1,539,100
  Net realized gain (loss) on investments                         147,576           (157,317)           224,077            (35,039)
  Net change in unrealized appreciation/depreciation
    of investments                                                (78,974)           314,498             46,796            (12,835)
                                                             ------------       ------------       ------------       ------------
  Net increase in net assets resulting from operations          1,140,670          2,272,473          1,063,277          1,491,226
                                                             ------------       ------------       ------------       ------------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                      (612,866)        (1,205,949)          (609,968)        (1,194,000)
    Class B                                                      (321,929)          (615,935)          (159,438)          (316,220)
    Class C                                                      (137,273)          (293,408)           (22,998)           (28,880)

  Net realized gain on investments:
    Class A                                                            --                 --                 --           (431,988)
    Class B                                                            --                 --                 --           (134,873)
    Class C                                                            --                 --                 --            (12,025)
                                                             ------------       ------------       ------------       ------------
                                                               (1,072,068)        (2,115,292)          (792,404)        (2,117,986)
                                                             ------------       ------------       ------------       ------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                     3,917,662          4,478,047          2,443,078          3,028,178
    Class B                                                     1,419,867          1,924,681            748,587          3,012,575
    Class C                                                       799,343          1,660,298            222,995          1,342,130

  Net asset value of shares issued upon reinvestment of
    dividends and distributions:
    Class A                                                       218,745            523,361            332,490            845,801
    Class B                                                       109,088            198,541             80,830            242,589
    Class C                                                        93,947            170,057             10,046             13,665
                                                             ------------       ------------       ------------       ------------
                                                                6,558,652          8,954,985          3,838,026          8,484,938
                                                             ------------       ------------       ------------       ------------

  Cost of shares repurchased:
    Class A                                                    (2,637,345)        (6,495,544)        (2,337,808)        (2,796,439)
    Class B                                                      (425,964)        (1,886,367)        (1,259,435)        (1,037,452)
    Class C                                                    (1,546,374)          (749,274)          (119,686)          (179,715)
                                                             ------------       ------------       ------------       ------------
                                                               (4,609,683)        (9,131,185)        (3,716,929)        (4,013,606)
                                                             ------------       ------------       ------------       ------------
Increase (decrease) in net assets derived from
  capital share transactions                                    1,948,969           (176,200)           121,097          4,471,332
                                                             ------------       ------------       ------------       ------------
Net Increase (Decrease) in Net Assets                           2,017,571            (19,019)           391,970          3,844,572

Net Assets:
  Beginning of period                                          45,924,433         45,943,452         39,717,843         35,873,271
                                                             ------------       ------------       ------------       ------------
  End of period                                              $ 47,942,004       $ 45,924,433       $ 40,109,813       $ 39,717,843
                                                             ============       ============       ============       ============

See accompanying notes

Statements
   OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                              Delaware Tax-Free Colorado Fund
                                                                                              Six Months                 Year
                                                                                                 Ended                   Ended
                                                                                                2/28/03                 8/31/02
                                                                                              (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                       $  7,976,870           $ 16,136,974
  Net realized gain on investments                                                               1,535,217              2,605,316
  Net change in unrealized appreciation/depreciation of investments                             (1,362,240)            (3,729,898)
                                                                                              ------------           ------------
  Net increase in net assets resulting from operations                                           8,149,847             15,012,392
                                                                                              ------------           ------------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                                                     (7,506,098)           (15,269,995)
    Class B                                                                                       (302,875)              (592,108)
    Class C                                                                                       (167,897)              (275,325)
                                                                                              ------------           ------------
                                                                                                (7,976,870)           (16,137,428)
                                                                                              ------------           ------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                                      7,747,255             18,451,081
    Class B                                                                                        754,396              2,320,838
    Class C                                                                                      1,760,852              3,462,982

  Netasset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                      4,602,087              9,541,898
    Class B                                                                                        196,165                400,849
    Class C                                                                                        124,039                207,164
                                                                                              ------------           ------------
                                                                                                15,184,794             34,384,812
                                                                                              ------------           ------------

  Cost of shares repurchased:
    Class A                                                                                    (16,331,977)           (30,747,830)
    Class B                                                                                       (937,224)            (2,173,560)
    Class C                                                                                     (1,495,365)            (1,223,433)
                                                                                              ------------           ------------
                                                                                               (18,764,566)           (34,144,823)
                                                                                              ------------           ------------
Increase (decrease) in net assets derived from capital share transactions                       (3,579,772)               239,989
                                                                                              ------------           ------------
Net Decrease in Net Assets                                                                      (3,406,795)              (885,047)
                                                                                              ------------           ------------

Net Assets:
  Beginning of period                                                                          337,612,410            338,497,457
                                                                                              ------------           ------------
  End of period                                                                               $334,205,615           $337,612,410
                                                                                              ============           ============

See accompanying notes

Financial
  HIGHLIGHTS


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware Tax-Free Arizona Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months     Year
                                                 Ended                       Year Ended                        Ended        Ended
                                               2/28/03(1)  8/31/02(4)    8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $10.590     $10.620      $10.250     $10.450      $11.210     $11.140      $10.700

Income (loss) from investment operations:
Net investment income                             0.257       0.532        0.572       0.555        0.538       0.376        0.589
Net realized and unrealized gain (loss)
  on investments                                 (0.230)     (0.030)       0.370      (0.200)      (0.645)      0.170        0.455
                                                -------     -------      -------     -------      -------     -------      -------
Total from investment operations                  0.027       0.502        0.942       0.355       (0.107)      0.546        1.044
                                                -------     -------      -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                            (0.257)     (0.532)      (0.572)     (0.555)      (0.538)     (0.376)      (0.589)
Net realized gain on investments                     --          --           --          --       (0.115)     (0.100)      (0.015)
                                                -------     -------      -------     -------      -------     -------      -------
Total dividends and distributions                (0.257)     (0.532)      (0.572)     (0.555)      (0.653)     (0.476)      (0.604)
                                                -------     -------      -------     -------      -------     -------      -------

Net asset value, end of period                  $10.360     $10.590      $10.620     $10.250      $10.450     $11.210      $11.140
                                                =======     =======      =======     =======      =======     =======      =======

Total return(2)                                   0.27%       4.93%        9.48%       3.68%       (1.09%)      4.99%       10.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)         $24,365     $26,664      $18,809     $13,873      $18,586     $12,177      $10,916
Ratio of expenses to average net assets           0.75%       0.75%        0.75%       0.75%        0.60%       0.49%        0.48%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.01%       0.98%        1.01%       1.06%        1.10%       1.07%        1.08%
Ratio of net investment income to average
  net assets                                      4.95%       5.09%        5.50%       5.53%        4.88%       5.03%        5.42%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        4.69%       4.86%        5.24%       5.22%        4.38%       4.45%        4.82%
Portfolio turnover                                  80%        111%         108%        115%          68%         96%          39%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware Tax-Free Arizona Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months     Year
                                                 Ended                       Year Ended                        Ended        Ended
                                               2/28/03(1)  8/31/02(4)    8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $10.590     $10.620      $10.240     $10.450      $11.200     $11.140      $10.690

Income (loss) from investment operations:
Net investment income                             0.218       0.454        0.495       0.481        0.456       0.319        0.502
Net realized and unrealized gain (loss)
   on investments                                (0.240)     (0.030)       0.380      (0.210)      (0.635)      0.160        0.469
                                                -------     -------      -------     -------      -------     -------      -------
Total from investment operations                 (0.022)      0.424        0.875       0.271       (0.179)      0.479        0.971
                                                -------     -------      -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                            (0.218)     (0.454)      (0.495)     (0.481)      (0.456)     (0.319)      (0.506)
Net realized gain on investments                     --          --           --          --       (0.115)     (0.100)      (0.015)
                                                -------     -------      -------     -------      -------     -------      -------
Total dividends and distributions                (0.218)     (0.454)      (0.495)     (0.481)      (0.571)     (0.419)      (0.521)
                                                -------     -------      -------     -------      -------     -------      -------

Net asset value, end of period                  $10.350     $10.590      $10.620     $10.240      $10.450     $11.200      $11.140
                                                =======     =======      =======     =======      =======     =======      =======

Total return(2)                                  (0.20%)      4.16%        8.78%       2.82%       (1.74%)      4.38%        9.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)         $10,262     $10,629       $8,681      $4,911       $5,956      $4,952       $3,711
Ratio of expenses to average net assets           1.50%       1.50%        1.50%       1.50%        1.35%       1.23%        1.22%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.76%       1.73%        1.76%       1.81%        1.85%       1.81%        1.82%
Ratio of net investment income to average
  net assets                                      4.20%       4.34%        4.75%       4.78%        4.13%       4.29%        4.68%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        3.94%       4.11%        4.49%       4.47%        3.63%       3.71%        4.08%
Portfolio turnover                                  80%        111%         108%        115%          68%         96%          39%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware Tax-Free Arizona Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months     Year
                                                 Ended                       Year Ended                        Ended        Ended
                                               2/28/03(1)  8/31/02(4)    8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $10.610     $10.640      $10.270     $10.470      $11.230     $11.160      $10.710

Income (loss) from investment operations:
Net investment income                             0.218       0.454        0.492       0.478        0.456       0.313        0.534
Net realized and unrealized gain (loss)
  on investments                                 (0.230)     (0.030)       0.370      (0.200)      (0.645)      0.176        0.437
                                                -------     -------      -------     -------      -------     -------      -------
Total from investment operations                 (0.012)      0.424        0.862       0.278       (0.189)      0.489        0.971
                                                -------     -------      -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                            (0.218)     (0.454)      (0.492)     (0.478)      (0.456)     (0.319)      (0.506)
Net realized gain on investments                     --          --           --          --       (0.115)     (0.100)      (0.015)
                                                -------     -------      -------     -------      -------     -------      -------
Total dividends and distributions                (0.218)     (0.454)      (0.492)     (0.478)      (0.571)     (0.419)      (0.521)
                                                -------     -------      -------     -------      -------     -------      -------

Net asset value, end of period                  $10.380     $10.610      $10.640     $10.270      $10.470     $11.230      $11.160
                                                =======     =======      =======     =======      =======     =======      =======

Total return(2)                                  (0.11%)      4.14%        8.62%       2.88%       (1.82%)      4.46%        9.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)          $4,708      $4,555       $2,632      $1,880       $1,957        $632         $332
Ratio of expenses to average net assets           1.50%       1.50%        1.50%       1.50%        1.35%       1.23%        1.23%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.76%       1.73%        1.76%       1.81%        1.85%       1.81%        1.83%
Ratio of net investment income to average
  net assets                                      4.20%       4.34%        4.75%       4.78%        4.13%       4.29%        4.67%
Ratio of net investment income to average
   net assets prior to expense limitation and
  expenses paid indirectly                        3.94%       4.11%        4.49%       4.47%        3.63%       3.71%        4.07%
Portfolio turnover                                  80%        111%         108%        115%          68%         96%          39%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Delaware Tax-Free Arizona Insured Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months     Year
                                                 Ended                       Year Ended                        Ended        Ended
                                               2/28/03(1)  8/31/02(4)    8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $11.530     $11.500      $11.040     $10.990      $11.550     $11.470      $11.060

Income (loss) from investment operations:
Net investment income                             0.255       0.510        0.521       0.525        0.528       0.358        0.548
Net realized and unrealized gain (loss)
  on investments                                  0.077       0.100        0.460       0.050       (0.560)      0.080        0.416
                                                -------     -------      -------     -------      -------     -------      -------
Total from investment operations                  0.332       0.610        0.981       0.575       (0.032)      0.438        0.964
                                                -------     -------      -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                            (0.255)     (0.510)      (0.521)     (0.525)      (0.528)     (0.358)      (0.554)
Net realized gain on investments                 (0.117)     (0.070)          --          --           --          --           --
                                                -------     -------      -------     -------      -------     -------      -------
Total dividends and distributions                (0.372)     (0.580)      (0.521)     (0.525)      (0.528)     (0.358)      (0.554)
                                                -------     -------      -------     -------      -------     -------      -------

Net asset value, end of period                  $11.490     $11.530      $11.500     $11.040      $10.990     $11.550      $11.470
                                                =======     =======      =======     =======      =======     =======      =======

Total return(2)                                   2.95%       5.54%        9.12%       5.47%       (0.36%)      3.88%        8.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)        $135,157    $141,424     $141,298    $142,018     $166,368    $179,306     $186,485
Ratio of expenses to average net assets           0.82%       0.90%        0.95%       0.95%        0.91%       0.84%        0.84%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 0.82%       0.90%        0.97%       0.98%        0.91%       0.91%        0.89%
Ratio of net investment income to average
  net assets                                      4.47%       4.50%        4.65%       4.88%        4.60%       4.68%        4.92%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        4.47%       4.50%        4.63%       4.85%        4.60%       4.61%        4.87%
Portfolio turnover                                  30%         46%          45%         50%          29%         21%          42%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect, where applicable.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Delaware Tax-Free Arizona Insured Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months     Year
                                                 Ended                       Year Ended                        Ended        Ended
                                               2/28/03(1)  8/31/02(4)    8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $11.540     $11.500      $11.040     $10.990      $11.550     $11.460      $11.050

Income (loss) from investment operations:
Net investment income                             0.212       0.426        0.437       0.444        0.441       0.300        0.455
Net realized and unrealized gain (loss)
  on investments                                  0.077       0.110        0.460       0.050       (0.560)      0.091        0.414
                                                -------     -------      -------     -------      -------     -------      -------
Total from investment operations                  0.289       0.536        0.897       0.494       (0.119)      0.391        0.869
                                                -------     -------      -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                            (0.212)     (0.426)      (0.437)     (0.444)      (0.441)     (0.301)      (0.459)
Net realized gain on investments                 (0.117)     (0.070)          --          --           --          --           --
                                                -------     -------      -------     -------      -------     -------      -------
Total dividends and distributions                (0.329)     (0.496)      (0.437)     (0.444)      (0.441)     (0.301)      (0.459)
                                                -------     -------      -------     -------      -------     -------      -------

Net asset value, end of period                  $11.500     $11.540      $11.500     $11.040      $10.990     $11.550      $11.460
                                                =======     =======      =======     =======      =======     =======      =======

Total return(2)                                   2.57%       4.83%        8.31%       4.68%       (1.11%)      3.46%        8.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)         $15,376     $13,678       $8,864      $6,630       $6,059      $4,782       $3,657
Ratio of expenses to average net assets           1.57%       1.65%        1.70%       1.70%        1.66%       1.59%        1.65%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.57%       1.65%        1.72%       1.73%        1.66%       1.66%        1.70%
Ratio of net investment income to average
  net assets                                      3.72%       3.75%        3.90%       4.13%        3.85%       3.93%        4.11%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        3.72%       3.75%        3.88%       4.10%        3.85%       3.86%        4.06%
Portfolio turnover                                  30%         46%          45%         50%          29%         21%          42%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect, where applicable.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Delaware Tax-Free Arizona Insured Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months     Year
                                                 Ended                       Year Ended                        Ended        Ended
                                               2/28/03(1)  8/31/02(4)    8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $11.550     $11.520      $11.040     $10.990      $11.560     $11.470      $11.060

Income (loss) from investment operations:
Net investment income                             0.212       0.426        0.438       0.444        0.441       0.301        0.456
Net realized and unrealized gain (loss)
  on investments                                  0.077       0.100        0.480       0.050       (0.570)      0.090        0.414
                                                -------     -------      -------     -------      -------     -------      -------
Total from investment operations                  0.289       0.526        0.918       0.494       (0.129)      0.391        0.870
                                                -------     -------      -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                            (0.212)     (0.426)      (0.438)     (0.444)      (0.441)     (0.301)      (0.460)
Net realized gain on investments                 (0.117)     (0.070)          --          --           --          --           --
                                                -------     -------      -------     -------      -------     -------      -------
Total dividends and distributions                (0.329)     (0.496)      (0.438)     (0.444)      (0.441)     (0.301)      (0.460)
                                                -------     -------      -------     -------      -------     -------      -------

Net asset value, end of period                  $11.510     $11.550      $11.520     $11.040      $10.990     $11.560      $11.470
                                                =======     =======      =======     =======      =======     =======      =======

Total return(2)                                   2.56%       4.73%        8.50%       4.68%       (1.20%)      3.46%        8.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)          $9,542      $8,115       $3,230      $1,322       $1,373        $627         $675
Ratio of expenses to average net assets           1.57%       1.65%        1.70%       1.70%        1.66%       1.59%        1.65%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.57%       1.65%        1.72%       1.73%        1.66%       1.66%        1.70%
Ratio of net investment income to average
  net assets                                      3.72%       3.75%        3.90%       4.13%        3.85%       3.93%        4.11%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        3.72%       3.75%        3.88%       4.10%        3.85%       3.86%        4.06%
Portfolio turnover                                  30%         46%          45%         50%          29%         21%          42%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect, where applicable.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Tax-Free California Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months     Year
                                                 Ended                       Year Ended                        Ended        Ended
                                               2/28/03(1)  8/31/02(4)    8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $11.010     $10.950      $10.430     $10.490      $11.220     $11.050      $10.430

Income (loss) from investment operations:
Net investment income                             0.268       0.546        0.538       0.547        0.556       0.387        0.590
Net realized and unrealized gain (loss)
  on investments                                  0.020       0.060        0.520      (0.060)      (0.709)      0.163        0.665
                                                -------     -------      -------     -------      -------     -------      -------
Total from investment operations                  0.288       0.606        1.058       0.487       (0.153)      0.550        1.255
                                                -------     -------      -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                            (0.268)     (0.546)      (0.538)     (0.547)      (0.554)     (0.380)      (0.595)
Net realized gain on investments                     --          --           --          --       (0.023)         --       (0.040)
                                                -------     -------      -------     -------      -------     -------      -------
Total dividends and distributions                (0.268)     (0.546)      (0.538)     (0.547)      (0.577)     (0.380)      (0.635)
                                                -------     -------      -------     -------      -------     -------      -------

Net asset value, end of period                  $11.030     $11.010      $10.950     $10.430      $10.490     $11.220      $11.050
                                                =======     =======      =======     =======      =======     =======      =======

Total return(2)                                   2.66%       5.77%       10.43%       5.00%       (1.53%)      5.07%       12.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)         $24,978     $23,462      $24,925     $24,794      $24,515     $11,600       $4,385
Ratio of expenses to average net assets           0.50%       0.50%        0.50%       0.50%        0.33%       0.22%        0.13%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 0.95%       0.97%        0.99%       1.04%        0.97%       1.07%        1.19%
Ratio of net investment income to average
  net assets                                      4.90%       5.05%        5.07%       5.46%        4.95%       5.00%        5.32%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        4.45%       4.58%        4.58%       4.92%        4.31%       4.15%        4.26%
Portfolio turnover                                  62%         93%         130%         82%         123%         62%          17%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Tax-Free California Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months     Year
                                                 Ended                       Year Ended                        Ended        Ended
                                               2/28/03(1)  8/31/02(4)    8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $11.050     $10.990      $10.460     $10.520      $11.260     $11.080      $10.440

Income (loss) from investment operations:
Net investment income                             0.227       0.465        0.459       0.473        0.470       0.319        0.520
Net realized and unrealized gain (loss)
  on investments                                  0.030       0.060        0.530      (0.060)      (0.717)      0.186        0.688
                                                -------     -------      -------     -------      -------     -------      -------
Total from investment operations                  0.257       0.525        0.989       0.413       (0.247)      0.505        1.208
                                                -------     -------      -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                            (0.227)     (0.465)      (0.459)     (0.473)      (0.470)     (0.325)      (0.528)
Net realized gain on investments                     --          --           --          --       (0.023)         --       (0.040)
                                                -------     -------      -------     -------      -------     -------      -------
Total dividends and distributions                (0.227)     (0.465)      (0.459)     (0.473)      (0.493)     (0.325)      (0.568)
                                                -------     -------      -------     -------      -------     -------      -------

Net asset value, end of period                  $11.080     $11.050      $10.990     $10.460      $10.520     $11.260      $11.080
                                                =======     =======      =======     =======      =======     =======      =======

Total return(2)                                   2.36%       4.95%        9.58%       4.31%       (2.35%)      4.62%       11.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)         $16,249     $15,105      $14,792     $14,449      $13,676      $8,962       $5,576
Ratio of expenses to average net assets           1.25%       1.25%        1.25%       1.25%        1.08%       0.97%        0.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.70%       1.72%        1.74%       1.79%        1.72%       1.82%        1.86%
Ratio of net investment income to average
  net assets                                      4.15%       4.30%        4.32%       4.71%        4.20%       4.27%        4.65%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        3.70%       3.83%        3.83%       4.17%        3.56%       3.42%        3.59%
Portfolio turnover                                  62%         93%         130%         82%         123%         62%          17%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Tax-Free California Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months     Year
                                                 Ended                       Year Ended                        Ended        Ended
                                               2/28/03(1)  8/31/02(4)    8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $11.020     $10.970      $10.440     $10.500      $11.230     $11.050      $10.420

Income (loss) from investment operations:
Net investment income                             0.227       0.465        0.459       0.472        0.470       0.335        0.487
Net realized and unrealized gain (loss)
  on investments                                  0.030       0.050        0.530      (0.060)      (0.707)      0.170        0.696
                                                -------     -------      -------     -------      -------     -------      -------
Total from investment operations                  0.257       0.515        0.989       0.412       (0.237)      0.505        1.183
                                                -------     -------      -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                            (0.227)     (0.465)      (0.459)     (0.472)      (0.470)     (0.325)      (0.513)
Net realized gain on investments                     --          --           --          --       (0.023)         --       (0.040)
                                                -------     -------      -------     -------      -------     -------      -------
Total dividends and distributions                (0.227)     (0.465)      (0.459)     (0.472)      (0.493)     (0.325)      (0.553)
                                                -------     -------      -------     -------      -------     -------      -------

Net asset value, end of period                  $11.050     $11.020      $10.970     $10.440      $10.500     $11.230      $11.050
                                                =======     =======      =======     =======      =======     =======      =======

Total return(2)                                   2.37%       4.86%        9.70%       4.22%       (2.26%)      4.64%       11.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)          $6,715      $7,357       $6,227      $4,179       $5,132        $774         $109
Ratio of expenses to average net assets           1.25%       1.25%        1.25%       1.25%        1.08%       0.97%        0.87%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.70%       1.72%        1.74%       1.79%        1.72%       1.82%        1.93%
Ratio of net investment income to average
  net assets                                      4.15%       4.30%        4.32%       4.71%        4.20%       4.27%        4.58%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        3.70%       3.83%        3.83%       4.17%        3.56%       3.42%        3.52%
Portfolio turnover                                  62%         93%         130%         82%         123%         62%          17%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                Delaware Tax-Free California Insured Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months     Year
                                                 Ended                       Year Ended                        Ended        Ended
                                               2/28/03(1)  8/31/02(4)    8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $10.930     $11.130      $10.640     $10.430      $11.130     $10.980      $10.500

Income (loss) from investment operations:
Net investment income                             0.228       0.470        0.496       0.500        0.497       0.345        0.513
Net realized and unrealized gain (loss)
  on investments                                  0.060      (0.027)       0.490       0.210       (0.700)      0.150        0.486
                                                -------     -------      -------     -------      -------     -------      -------
Total from investment operations                  0.288       0.443        0.986       0.710       (0.203)      0.495        0.999
                                                -------     -------      -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                            (0.228)     (0.470)      (0.496)     (0.500)      (0.497)     (0.345)      (0.519)
Net realized gain on investments                     --      (0.173)          --          --           --          --           --
                                                -------     -------      -------     -------      -------     -------      -------
Total dividends and distributions                (0.228)     (0.643)      (0.496)     (0.500)      (0.497)     (0.345)      (0.519)
                                                -------     -------      -------     -------      -------     -------      -------

Net asset value, end of period                  $10.990     $10.930      $11.130     $10.640      $10.430     $11.130      $10.980
                                                =======     =======      =======     =======      =======     =======      =======

Total return(2)                                   2.68%       4.23%        9.51%       7.10%       (1.97%)      4.58%        9.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)         $29,256     $28,630      $28,045     $23,877      $25,042     $28,577      $26,923
Ratio of expenses to average net assets           1.00%       0.92%        0.87%       1.00%        0.99%       0.94%        0.99%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.00%       0.92%        0.87%       1.09%        1.10%       0.94%        1.02%
Ratio of net investment income to average
  net assets                                      4.20%       4.36%        4.59%       4.87%        4.51%       4.69%        4.85%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        4.20%       4.36%        4.59%       4.78%        4.40%       4.69%        4.82%
Portfolio turnover                                  55%        111%         162%         91%         114%         44%          63%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect, where applicable.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                Delaware Tax-Free California Insured Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months     Year
                                                 Ended                       Year Ended                        Ended        Ended
                                               2/28/03(1)  8/31/02(4)    8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $10.930     $11.130      $10.640     $10.430      $11.130     $10.990      $10.500

Income (loss) from investment operations:
Net investment income                             0.188       0.389        0.415       0.423        0.414       0.290        0.457
Net realized and unrealized gain (loss)
  on investments                                  0.070      (0.027)       0.490       0.210       (0.700)      0.140        0.495
                                                -------     -------      -------     -------      -------     -------      -------
Total from investment operations                  0.258       0.362        0.905       0.633       (0.286)      0.430        0.952
                                                -------     -------      -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                            (0.188)     (0.389)      (0.415)     (0.423)      (0.414)     (0.290)      (0.462)
Net realized gain on investments                     --      (0.173)          --          --           --          --           --
                                                -------     -------      -------     -------      -------     -------      -------
Total dividends and distributions                (0.188)     (0.562)      (0.415)     (0.423)      (0.414)     (0.290)      (0.462)
                                                -------     -------      -------     -------      -------     -------      -------

Net asset value, end of period                  $11.000     $10.930      $11.130     $10.640      $10.430     $11.130      $10.990
                                                =======     =======      =======     =======      =======     =======      =======

Total return(2)                                   2.39%       3.44%        8.70%       6.30%       (2.70%)      3.96%        9.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)          $9,356      $9,714       $7,628      $6,440       $6,588      $6,588       $6,629
Ratio of expenses to average net assets           1.75%       1.67%        1.62%       1.75%        1.74%       1.69%        1.53%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.75%       1.67%        1.62%       1.84%        1.85%       1.69%        1.56%
Ratio of net investment income to average
  net assets                                      3.45%       3.61%        3.84%       4.12%        3.76%       3.94%        4.31%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        3.45%       3.61%        3.84%       4.03%        3.65%       3.94%        4.28%
Portfolio turnover                                  55%        111%         162%         91%         114%         44%          63%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect, where applicable.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                Delaware Tax-Free California Insured Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months     Year
                                                 Ended                       Year Ended                        Ended        Ended
                                               2/28/03(1)  8/31/02(4)    8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $10.890     $11.090      $10.600     $10.390      $11.090     $10.940      $10.460

Income (loss) from investment operations:
Net investment income                             0.188       0.392        0.417       0.423        0.414       0.289        0.485
Net realized and unrealized gain (loss)
  on investments                                  0.070      (0.027)       0.490       0.210       (0.700)      0.151        0.432
                                                -------     -------      -------     -------      -------     -------      -------
Total from investment operations                  0.258       0.365        0.907       0.633       (0.286)      0.440        0.917
                                                -------     -------      -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                            (0.188)     (0.392)      (0.417)     (0.423)      (0.414)     (0.290)      (0.437)
Net realized gain on investments                     --      (0.173)          --          --           --          --           --
                                                -------     -------      -------     -------      -------     -------      -------
Total dividends and distributions                (0.188)     (0.565)      (0.417)     (0.423)      (0.414)     (0.290)      (0.437)
                                                -------     -------      -------     -------      -------     -------      -------

Net asset value, end of period                  $10.960     $10.890      $11.090     $10.600      $10.390     $11.090      $10.940
                                                =======     =======      =======     =======      =======     =======      =======

Total return(2)                                   2.40%       3.45%        8.75%       6.32%       (2.70%)      4.08%        8.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)          $1,498      $1,374         $200        $439         $592        $461         $476
Ratio of expenses to average net assets           1.75%       1.67%        1.62%       1.75%        1.74%       1.69%        1.71%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.75%       1.67%        1.62%       1.84%        1.85%       1.69%        1.74%
Ratio of net investment income to average
  net assets                                      3.45%       3.61%        3.84%       4.12%        3.76%       3.94%        4.13%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        3.45%       3.61%        3.84%       4.03%        3.65%       3.94%        4.10%
Portfolio turnover                                  55%        111%         162%         91%         114%         44%          63%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect, where applicable.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware Tax-Free Colorado Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months     Year
                                                 Ended                       Year Ended                        Ended        Ended
                                               2/28/03(1)  8/31/02(4)    8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $11.080     $11.120      $10.630     $10.780      $11.510     $11.380      $10.780

Income (loss) from investment operations:
Net investment income                             0.266       0.532        0.549       0.543        0.552       0.376        0.574
Net realized and unrealized gain (loss)
  on investments                                  0.010      (0.040)       0.490      (0.150)      (0.730)      0.130        0.618
                                                -------     -------      -------     -------      -------     -------      -------
Total from investment operations                  0.276       0.492        1.039       0.393       (0.178)      0.506        1.192
                                                -------     -------      -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                            (0.266)     (0.532)      (0.549)     (0.543)      (0.552)     (0.376)      (0.592)
                                                -------     -------      -------     -------      -------     -------      -------
Total dividends and distributions                (0.266)     (0.532)      (0.549)     (0.543)      (0.552)     (0.376)      (0.592)
                                                -------     -------      -------     -------      -------     -------      -------

Net asset value, end of period                  $11.090     $11.080      $11.120     $10.630      $10.780     $11.510      $11.380
                                                =======     =======      =======     =======      =======     =======      =======

Total return(2)                                   2.54%       4.60%       10.05%       3.89%       (1.69%)      4.51%       11.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)        $310,873    $314,695     $318,550    $304,409     $338,184    $357,127     $357,993
Ratio of expenses to average net assets           1.00%       0.95%        1.00%       1.00%        0.91%       0.83%        0.81%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.00%       0.95%        1.00%       1.04%        0.91%       0.92%        0.86%
Ratio of net investment income to average
  net assets                                      4.86%       4.86%        5.09%       5.22%        4.86%       4.93%        5.25%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        4.86%       4.86%        5.09%       5.18%        4.86%       4.84%        5.20%
Portfolio turnover                                  28%         36%          64%         53%          55%         36%          54%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect, where applicable.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware Tax-Free Colorado Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months     Year
                                                 Ended                       Year Ended                        Ended        Ended
                                               2/28/03(1)  8/31/02(4)    8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $11.090     $11.120      $10.630     $10.790      $11.510     $11.380      $10.780

Income (loss) from investment operations:
Net investment income                             0.225       0.450        0.468       0.463        0.466       0.319        0.483
Net realized and unrealized gain (loss)
  on investments                                     --      (0.030)       0.490      (0.160)      (0.719)      0.130        0.616
                                                -------     -------      -------     -------      -------     -------      -------
Total from investment operations                  0.225       0.420        0.958       0.303       (0.253)      0.449        1.099
                                                -------     -------      -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                            (0.225)     (0.450)      (0.468)     (0.463)      (0.467)     (0.319)      (0.499)
                                                -------     -------      -------     -------      -------     -------      -------
Total dividends and distributions                (0.225)     (0.450)      (0.468)     (0.463)      (0.467)     (0.319)      (0.499)
                                                -------     -------      -------     -------      -------     -------      -------

Net asset value, end of period                  $11.090     $11.090      $11.120     $10.630      $10.790     $11.510      $11.380
                                                =======     =======      =======     =======      =======     =======      =======

Total return(2)                                   2.06%       3.92%        9.24%       3.00%       (2.34%)      3.99%       10.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)         $14,870     $14,843      $14,330     $13,441      $13,530     $10,726       $7,798
Ratio of expenses to average net assets           1.75%       1.70%        1.75%       1.75%        1.66%       1.58%        1.62%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.75%       1.70%        1.75%       1.79%        1.66%       1.67%        1.67%
Ratio of net investment income to average
  net assets                                      4.11%       4.11%        4.34%       4.47%        4.11%       4.18%        4.44%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        4.11%       4.11%        4.34%       4.43%        4.11%       4.09%        4.39%
Portfolio turnover                                  28%         36%          64%         53%          55%         36%          54%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect, where applicable.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware Tax-Free Colorado Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months     Year
                                                 Ended                       Year Ended                        Ended        Ended
                                               2/28/03(1)  8/31/02(4)    8/31/01     8/31/00      8/31/99    8/31/98(1)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $11.100     $11.130      $10.640     $10.790      $11.520     $11.380      $10.780

Income (loss) from investment operations:
Net investment income                             0.225       0.450        0.468       0.465        0.463       0.319        0.484
Net realized and unrealized gain (loss)
  on investments                                     --      (0.030)       0.490      (0.150)      (0.726)      0.140        0.615
                                                -------     -------      -------     -------      -------     -------      -------
Total from investment operations                  0.225       0.420        0.958       0.315       (0.263)      0.459        1.099
                                                -------     -------      -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                            (0.225)     (0.450)      (0.468)     (0.465)      (0.467)     (0.319)      (0.499)
                                                -------     -------      -------     -------      -------     -------      -------
Total dividends and distributions                (0.225)     (0.450)      (0.468)     (0.465)      (0.467)     (0.319)      (0.499)
                                                -------     -------      -------     -------      -------     -------      -------

Net asset value, end of period                  $11.100     $11.100      $11.130     $10.640      $10.790     $11.520      $11.380
                                                =======     =======      =======     =======      =======     =======      =======

Total return(2)                                   2.06%       3.91%        9.23%       3.11%       (2.42%)      4.08%       10.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)          $8,463      $8,074       $5,617      $4,254       $4,332      $2,068       $1,697
Ratio of expenses to average net assets           1.75%       1.70%        1.75%       1.75%        1.66%       1.58%        1.64%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.75%       1.70%        1.75%       1.79%        1.66%       1.67%        1.69%
Ratio of net investment income to average
  net assets                                      4.11%       4.11%        4.34%       4.47%        4.11%       4.18%        4.42%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        4.11%       4.11%        4.34%       4.43%        4.11%       4.09%        4.37%
Portfolio turnover                                  28%         36%          64%         53%          55%         36%          54%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect, where applicable.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Notes                                              February 28, 2003 (Unaudited)
  TO FINANCIAL STATEMENTS

Voyageur Mutual Funds is organized as a Delaware business trust and offers six series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund and Delaware Tax-Free New York Fund. Voyageur Insured Funds is organized as a Delaware business trust and offers two series: Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free Minnesota Insured Fund. Voyageur Investment Trust is organized as a Massachusetts business trust and offers five series: Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund. Voyageur Mutual Funds II is organized as a Delaware business trust and offers one series: Delaware Tax-Free Colorado Fund. These financial statements and related footnotes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund (each "Fund" and, collectively, the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Prior to November 18, 2002, Class A shares were sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of each Fund on the basis of "settled shares" of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the period ended February 28, 2003 were as follows:

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)


1. Significant Accounting Policies (continued)

                                  Delaware       Delaware          Delaware         Delaware         Delaware
                                  Tax-Free       Tax-Free          Tax-Free         Tax-Free         Tax-Free
                                  Arizona     Arizona Insured     California   California Insured    Colorado
                                    Fund           Fund              Fund             Fund             Fund
                                  ---------------------------------------------------------------------------
Commission reimbursements           $484          $1,915             $566            $474             $3,980
Earnings credits                      36              57               24              41                603

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                  Delaware       Delaware          Delaware         Delaware         Delaware
                                  Tax-Free       Tax-Free          Tax-Free         Tax-Free         Tax-Free
                                  Arizona     Arizona Insured     California   California Insured    Colorado
                                    Fund           Fund              Fund             Fund             Fund
                                  ---------------------------------------------------------------------------
On the first $500 million          0.550%         0.500%            0.550%           0.500%          0.550%
On the next $500 million           0.500%         0.475%            0.500%           0.475%          0.500%
On the next $1.5 billion           0.450%         0.450%            0.450%           0.450%          0.450%
On the next $2.5 billion           0.425%         0.425%            0.425%           0.425%          0.425%

DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses do not exceed specified percentages of average daily net assets through October 31, 2003 as shown below.

                                  Delaware       Delaware          Delaware         Delaware         Delaware
                                  Tax-Free       Tax-Free          Tax-Free         Tax-Free         Tax-Free
                                  Arizona     Arizona Insured     California   California Insured    Colorado
                                    Fund           Fund              Fund             Fund             Fund
                                  ---------------------------------------------------------------------------
Operating expense limitation
  as a percentage of average
  daily net assets (per annum)      0.50%          0.70%            0.25%            0.75%            0.75%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At February 28, 2003, each Fund had receivables from or liabilities payable to affiliates as follows:

                                  Delaware       Delaware          Delaware         Delaware         Delaware
                                  Tax-Free       Tax-Free          Tax-Free         Tax-Free         Tax-Free
                                  Arizona     Arizona Insured     California   California Insured    Colorado
                                    Fund           Fund              Fund             Fund             Fund
                                  ---------------------------------------------------------------------------
Investment management fees
   payable to DMC                  $4,132         $5,922            $3,601           $5,337           $5,019
Dividend disbursing, transfer
   agent fees, accounting and
   other expenses payable to DSC    2,959         11,939             3,757            2,988           25,654
Other expenses payable to DMC and
   affiliates                       1,066          2,765             1,166            1,133            5,003

Notes
to financial statements (continued)


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
For the period ended February 28, 2003, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                  Delaware       Delaware          Delaware         Delaware         Delaware
                                  Tax-Free       Tax-Free          Tax-Free         Tax-Free         Tax-Free
                                  Arizona     Arizona Insured     California   California Insured    Colorado
                                    Fund           Fund              Fund             Fund             Fund
                                  ---------------------------------------------------------------------------
                                   $3,899         $16,301           $4,306           $4,554          $29,585

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and/or trustees are paid no compensation by the Funds.

3. Investments
For the period ended February 28, 2003, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                  Delaware       Delaware          Delaware         Delaware         Delaware
                                  Tax-Free       Tax-Free          Tax-Free         Tax-Free         Tax-Free
                                  Arizona     Arizona Insured     California   California Insured    Colorado
                                    Fund           Fund              Fund             Fund             Fund
                                  ----------------------------------------------------------------------------
Purchases                        $16,008,290    $23,790,724      $15,495,267       $10,960,450     $46,206,967
Sales                             18,066,222     28,527,909       14,404,613        11,173,876      50,686,458

At February 28, 2003, the approximate cost for federal income tax purposes of investments and unrealized appreciation (depreciation) for each Fund were as follows:

                                  Delaware       Delaware          Delaware         Delaware         Delaware
                                  Tax-Free       Tax-Free          Tax-Free         Tax-Free         Tax-Free
                                  Arizona     Arizona Insured     California   California Insured    Colorado
                                    Fund           Fund              Fund             Fund             Fund
                                  ---------------------------------------------------------------------------
Cost of investments             $38,914,743    $149,673,122      $48,028,040       $37,703,076    $319,842,533
                                ===========    ============      ===========       ===========    ============
Aggregate unrealized
  appreciation                  $ 1,299,951    $  8,408,769      $ 1,488,958       $ 1,927,175    $ 17,045,607
Aggregate unrealized
  depreciation                   (1,468,078)       (101,391)        (112,197)          (17,485)     (7,063,850)
                                -----------    ------------      -----------       -----------    ------------
Net unrealized appreciation
  (depreciation)                $  (168,127)   $  8,307,378      $ 1,376,761       $ 1,909,690    $  9,981,757
                                ===========    ============      ===========       ===========    ============

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended August 31, 2002 and 2001 was as follows:
                                  Delaware Tax-Free        Delaware Tax-Free
                                     Arizona Fund        Arizona Insured Fund
                                  2002        2001        2002         2001
                               ----------------------   ----------------------
Tax-Exempt Income              $1,783,251  $1,160,861   $6,941,384  $6,847,843
Long-term capital gain                 --          --      957,250          --
                               ----------  ----------   ----------  ----------
Total                          $1,783,251  $1,160,861   $7,898,634  $6,847,843
                               ==========  ==========   ==========  ==========

                                  Delaware Tax-Free       Delaware Tax-Free       Delaware Tax-Free
                                   California Fund     California Insured Fund      Colorado fund
                                  2002        2001        2002         2001        2002         2001
                               ------------------------------------------------------------------------
Tax-Exempt Income              $2,115,292  $2,149,611   $1,539,100  $1,399,062  $16,137,428 $16,252,598
Long-term capital gain                 --          --      578,886          --           --          --
                               ----------  ----------   ----------  ----------  ----------- -----------
Total                          $2,115,292  $2,149,611   $2,117,986  $1,399,062  $16,137,428 $16,252,598
                               ==========  ==========   ==========  ==========  =========== ===========

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)


4. Dividend and Distribution Information (continued)
As of August 31, 2002, the components of net assets on a tax basis were as follows:

                                  Delaware       Delaware          Delaware         Delaware         Delaware
                                  Tax-Free       Tax-Free          Tax-Free         Tax-Free         Tax-Free
                                  Arizona     Arizona Insured     California   California Insured    Colorado
                                    Fund           Fund              Fund             Fund             Fund
                                  ----------------------------------------------------------------------------
Paid in capital                  $42,436,849   $153,830,532      $45,991,865       $38,041,793    $328,973,689
Distributions in excess of
  tax-exempt income                   (1,681)            --               --                --              --
Undistributed tax-exempt income           --          7,314            1,300                --              --
Undistributed long-term gains             --      1,588,554               --                --              --
Capital loss carryforwards        (1,331,680)            --       (1,301,777)               --      (2,705,276)
Post-October losses                 (102,548)            --         (222,690)         (186,844)             --
Unrealized appreciation              847,535      7,789,631        1,455,735         1,862,894      11,343,997
                                 ------------  ------------      -----------       -----------    ------------
Net assets                       $41,848,475   $163,216,031      $45,924,433       $39,717,843    $337,612,410
                                 ===========   ============      ===========       ===========    ============

For federal income tax purposes, certain Funds had accumulated capital losses as of August 31, 2002, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts expire as follows:

                Delaware            Delaware         Delaware
                Tax-Free            Tax-Free         Tax-Free
                Arizona            California        Colorado
                 Fund                 Fund             Fund
              ------------------------------------------------
2008          $  216,354           $  312,850       $       --
2009           1,115,326              988,927        2,705,276
              ----------           ----------       ----------
Total         $1,331,680           $1,301,777       $2,705,276
              ==========           ==========       ==========

Post-October losses represent losses realized on investment transactions from November 1, 2001, through August 31, 2002 that in accordance with federal income tax regulations, the funds have elected to defer and treat as having arisen in the following fiscal year.

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)


5. Capital Shares
Transactions in capital shares were as follows:

                                                  Delaware Tax-Free           Delaware Tax-Free
                                                    Arizona Fund             Arizona Insured Fund
                                           Six Months           Year       Six Months         Year
                                             Ended             Ended         Ended           Ended
                                             2/28/03          8/31/02       2/28/03         8/31/02
                                           (Unaudited)                    (Unaudited)
                                         ----------------------------     -------------------------
Shares sold:
  Class A                                     89,226          998,634       441,143       1,188,859
  Class B                                     47,250          207,042       186,895         506,895
  Class C                                     31,789          188,502       175,665         485,497

Shares issued upon reinvestment of
  dividends an d distributions:
  Class A                                     26,431           52,596       203,066         299,499
  Class B                                      8,562           14,627        20,380          22,972
  Class C                                      6,823           11,787        18,041          16,802
                                           ---------        ---------    ----------      ----------
                                             210,081        1,473,188     1,045,190       2,520,524
                                           ---------        ---------    ----------      ----------
Shares repurch ased:
  Class A                                   (281,325)        (303,849)   (1,146,353)     (1,508,141)
  Class B                                    (68,801)         (35,111)      (55,416)       (114,718)
  Class C                                    (14,312)         (18,407)      (67,400)        (80,204)
                                           ---------        ---------    ----------      ----------
                                            (364,438)        (357,367)   (1,269,169)     (1,703,063)
                                           ---------        ---------    ----------      ----------
Net increase (decrease)                     (154,357)       1,115,821      (223,979)        817,461
                                           =========        =========    ==========      ==========


                                                Delaware Tax-Free             Delaware Tax-Free              Delaware Tax-Free
                                                 California Fund           California Insured Fund             Colorado Fund
                                          Six Months           Year        Six Months         Year       Six Months         Year
                                            Ended             Ended          Ended           Ended         Ended           Ended
                                           2/28/03           8/31/02        2/28/03         8/31/02       2/28/03         8/31/02
                                         (Unaudited)                      (Unaudited)                   (Unaudited)
                                        -----------------------------  ----------------------------  -----------------------------
Shares sold:
  Class A                                     352,252         415,654       223,726         280,614       700,517        1,686,867
  Class B                                     128,322         177,634        68,376         278,036        68,337          212,572
  Class C                                      72,717         153,338        20,552         123,676       158,745          315,903

Shares issued upon reinvestment of
  dividends and distributions
  Class A                                      19,909          48,533        30,486          78,531       417,588          872,985
  Class B                                       9,894          18,345         7,409          22,516        17,789          36,659
  Class C                                       8,539          15,747           924           1,274        11,240           18,930
                                           ----------      ----------     ---------      ----------    ----------        ---------
                                              591,633         829,251       351,473         784,647     1,374,216        3,143,916
                                           ----------      ----------     ---------      ----------    ----------        ---------
Shares repurchased
  Class A                                    (239,930)       (607,868)    (213,756)        (258,049)   (1,480,186)      (2,812,639)
  Class B                                     (38,274)       (174,325)    (113,887)         (96,865)   (1,480,186)      (2,812,639)
  Class C                                    (140,955)        (69,388)     (10,880)         (16,875)     (135,488)        (111,812)
                                           ----------      ----------     ---------      ----------    ----------        ---------
                                             (419,159)       (851,581)     (338,523)       (371,789)   (1,700,294)      (3,123,183)
                                           ----------      ----------     ---------      ----------    ----------        ---------
Net increase (decrease)                       172,474         (22,330)       12,950         412,858      (326,078)          20,733
                                           ==========      ==========     =========      ==========    ==========        =========

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)


5. Capital Shares (continued)
For the period ended February 28, 2003 and the year ended August 31, 2002, the following shares and value were converted from Class B to Class A. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

                                                           Six months                                        Year
                                                             Ended                                           Ended
                                                            2/28/03                                         8/31/02
                                      -------------------------------------------     --------------------------------------------
                                      Class B shares    Class A shares     Amount     Class B shares     Class A shares     Amount
Delaware Tax-Free
California Insured Fund                   71,659            71,659        $788,459        20,221             20,221        $215,940

6. Line of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of February 28, 2003, or at any time during the fiscal year.

7. Credit and Market Risk
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

Delaware Investments
  FAMILY OF FUNDS

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------


Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products
Group Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Growth Allocation Portfolio
   Delaware Balanced Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Diversified Income Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund, and Delaware Tax-Free Colorado Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund, and Delaware Tax-Free Colorado Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                            Affiliated Officers                       Contact Information
Walter P. Babich                             Jude T. Driscoll                          Investment Manager
Board Chairman                               President and Chief Executive Officer     Delaware Management Company
Citadel Construction Corporation             Delaware Management Holdings, Inc.        Philadelphia, PA
King of Prussia, PA                          Philadelphia, PA
                                                                                       International Affiliate
David K. Downes                              Richelle S. Maestro                       Delaware International Advisers Ltd.
President and Chief Executive Officer        Senior Vice President,                    London, England
Delaware Investments Family of Funds         General Counsel and Secretary
Philadelphia, PA                             Delaware Investments Family of Funds      National Distributor
                                             Philadelphia, PA                          Delaware Distributors, L.P.
John H. Durham                                                                         Philadelphia, PA
Private Investor                             Michael P. Bishof
Gwynedd Valley, PA                           Senior Vice President and Treasurer       Shareholder Servicing, Dividend
                                             Delaware Investments Family of Funds      Disbursing and Transfer Agent
Anthony D. Knerr                             Philadelphia, PA                          Delaware Service Company, Inc.
Managing Director                                                                      2005 Market Street
Anthony Knerr & Associates                                                             Philadelphia, PA 19103-7094
New York, NY
                                                                                       For Shareholders
Ann R. Leven                                                                           800 523-1918
Former Treasurer/Chief Fiscal Officer
National Gallery of Art                                                                For Securities Dealers and Financial
Washington, DC                                                                         Institutions Representatives Only
                                                                                       800 362-7500
Thomas F. Madison
President and Chief Executive Officer                                                  Web site
MLM Partners, Inc.                                                                     www.delawareinvestments.com
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN


(7551)                                                        Printed in the USA
SA-WEST [2/03] VGR 4/03                                                    J9100